                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                             (Amendment No.______)

Filed by the Registrant                    [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[_]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14a-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                              SECURITY EQUITY FUND
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
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     1)  Title of each class of securities to which transaction applies:
     2)  Aggregate number of securities to which transaction applies:
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         pursuant to  Exchange  Act Rule 0-11 (Set forth the amount on which the
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     previously.  Identify the previous filing by registration statement number,
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     1)  Amount Previously Paid:
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[SBG LOGO]
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Security Benefit Life Insurance Company                700 SW Harrison St.
Security Benefit Group, Inc.                           Topeka, Kansas 66636-0001
Security Distributors, Inc.                            (785) 431-3000
Security Management Company, LLC

Dear Shareholder:

I am writing to inform you of the upcoming  special  meeting of  stockholders of
Security  Equity Fund to be held on Wednesday,  April 17, 2002.  Several  issues affecting the fund will be on the agenda. At this meeting you are being asked to vote on important proposals affecting your fund. WE ASK YOU TO READ THE ENCLOSED
INFORMATION CAREFULLY AND VOTE YOUR SHARES. YOUR VOTE IS EXTREMELY IMPORTANT.

The issues to be considered at the special meeting are:

PROPOSAL NO. 1 - TO APPROVE AN AMENDMENT TO THE FUND'S INVESTMENT MANAGEMENT AND
SERVICES AGREEMENT. Stockholders of the Global and Equity Series of the fund are voting  on an  amendment  to  the  fund's  Investment  Management  and  Services
Agreement with Security  Management  Company,  LLC ("SMC").  The amendment would provide  for SMC to  receive  a  separate  fee from the  Series  for  investment advisory, general administrative and accounting, and transfer agency services.

PROPOSAL  NO. 2 - TO APPROVE  ADOPTION OF A CLASS A  DISTRIBUTION  PLAN.  We are
asking the Class A and Class B shareholders of the Equity, Global, Mid Cap Value and  Social  Awareness  Series  of the  fund to  approve  adoption  of a Class A
Distribution Plan for those Series of the fund.

PROPOSAL  NO. 3 - TO APPROVE A CHANGE IN THE SELECT 25 SERIES OF THE FUND FROM A
DIVERSIFIED TO A NON-DIVERSIFIED  FUND. The stockholders of Select 25 Series are asked to approve a proposal that would allow Select 25 Series to be managed as a non-diversified fund.

The Board of Directors of the fund has  unanimously  approved the  proposals and recommends that you vote "FOR" them. To vote, simply complete,  sign and send us the  enclosed  proxy  card  in the  envelope  provided.  Alternatively,  you may register  your  vote on the  Internet  at  www.proxyvote.com.  If you  have  any questions  concerning  the issues to be voted on or need  assistance  completing your proxy card, please contact us at 1-800-888-2461.

We appreciate your  consideration  of these important  proposals.  Thank you for investing with the Security Funds.

Sincerely,

JAMES R. SCHMANK

James R. Schmank
President
Security Management Company, LLC

                                   NOTICE OF
                       SPECIAL MEETING OF STOCKHOLDERS OF
             SECURITY EQUITY FUND(R)- EQUITY SERIES, GLOBAL SERIES,
       MID CAP VALUE SERIES, SOCIAL AWARENESS SERIES AND SELECT 25 SERIES
                            TO BE HELD APRIL 17, 2002
                 700 SW HARRISON ST., TOPEKA, KANSAS 66636-0001
                            TELEPHONE 1-800-888-2461

TO THE STOCKHOLDERS OF
  >  SECURITY EQUITY FUND

   Notice is hereby  given  that a special  meeting of the  stockholders  of the
Equity Series,  Global Series, Mid Cap Value Series, Social Awareness Series and
Select 25 Series of Security  Equity Fund (the  "Fund"),  a Kansas  corporation, will be held at the offices of Security  Equity  Fund,  Security  Benefit  Group
Building, 700 SW Harrison Street,  Topeka, Kansas 66636-0001,  on April 17, 2002
at 9:30 a.m. local time ("Meeting"), for the following purposes:

   1.  To approve an amendment to the Fund's Investment  Management and Services
       Agreement,   on  behalf  of  Equity  and  Global  Series,  with  Security
       Management Company, LLC.

   2.  To  approve  adoption  of a Class A  Distribution  Plan  for the  Equity,
       Global, Mid Cap Value and Social Awareness Series of the Fund pursuant to
       Rule 12b-1 under the Investment Company Act of 1940.

   3.  To approve a proposal to change Select 25 Series from a diversified  to a non-diversified fund.

   4.  To transact  such other  business as may properly come before the Meeting or any  adjournments  thereof,  and to adjourn the  Meeting  from time to time.

   The  Board of  Directors  of the Fund has  fixed  the  close of  business  on
February 19, 2002, as the record date for the  determination  of stockholders of the Fund entitled to notice of and to vote at the Meeting.

   THERE IS  ENCLOSED  A PROXY  FORM  SOLICITED  BY THE  BOARD OF  DIRECTORS  OF
SECURITY  EQUITY  FUND.  ANY  FORM OF  PROXY  THAT  IS  EXECUTED  AND  RETURNED,
NEVERTHELESS MAY BE REVOKED PRIOR TO ITS USE. ALL SUCH PROXIES PROPERLY EXECUTED
AND RECEIVED IN TIME WILL BE VOTED AT THE MEETING.

                                           By order of the Board of Directors of
                                                           Security Equity Fund,
Topeka, Kansas                                                        AMY J. LEE
March [  ], 2002                                                       Secretary
--------------------------------------------------------------------------------
IMPORTANT: STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT IN PERSON AT THE MEETING
ARE REQUESTED TO MARK,  DATE,  SIGN AND RETURN THE ENCLOSED PROXY CARD(S) TO THE
FUND, OR OTHERWISE VOTE THEIR SHARES, AS EARLY AS POSSIBLE.

SECURITY EQUITY FUND
MEMBER OF THE SECURITY BENEFIT GROUP OF COMPANIES
700 SW HARRISON STREET, TOPEKA, KANSAS 66636-0001

                 SPECIAL MEETING OF STOCKHOLDERS, APRIL 17, 2002
                                 PROXY STATEMENT
                                 MARCH [ ], 2002

   The enclosed proxy is solicited by and on behalf of the Board of Directors of the Fund. The Board of Directors is soliciting  proxies from stockholders of the
Fund with respect to the  proposals  set forth in the  accompanying  notice.  We expect to mail proxies to the Fund's stockholders on or about March __, 2002.

   Stockholders  of each Series will vote  separately  with  respect to Proposal
Nos. 1, 2 and 3 as set forth in the table below.

--------------------------------------------------------------------------------
                PROPOSAL                            SERIES/CLASS AFFECTED
--------------------------------------------------------------------------------
1.  To approve an amendment to the Fund's
    Investment Management and Services              Equity and Global
    Agreement with Security Management              Series of the Fund
    Company, LLC.
--------------------------------------------------------------------------------
2.  To approve a Class A Distribution               Class A Shares and Class B
    Plan pursuant to Rule 12b-1 under               Shares of Equity, Global,
    the Investment Company Act of 1940.             Mid Cap Value and Social
                                                    Awareness Series of the Fund
--------------------------------------------------------------------------------
3.  To approve a proposal to change
    Select 25 Series from a diversified             Select 25 Series of the Fund
    to a non-diversified fund.
--------------------------------------------------------------------------------

                                 PROPOSAL NO. 1
                       APPROVAL OF AMENDMENT OF THE FUND'S
                  INVESTMENT MANAGEMENT AND SERVICES AGREEMENT

   The Board of Directors of the Fund  recommends  approval of an amendment (the
"Amendment") to the Fund's current Investment  Management and Services Agreement
(the  "Agreement"),  on behalf of Equity  and  Global  Series,  with the  Fund's investment manager,  Security Management Company,  LLC ("SMC" or the "Investment
Manager").  If approved by  stockholders,  the Amendment  would:  (1) change the investment  advisory  fee for each of the Equity and Global  Series of the Fund;
(2) impose a separate fee for  administrative,  accounting,  transfer agency and dividend  disbursing services provided to the Equity Series and Global Series of the Fund; and (3) provide for each of Equity Series and Global Series to pay all of its expenses, which are currently paid by SMC.
--------------------------------------------------------------------------------
THE FUND WILL FURNISH,  WITHOUT CHARGE,  A COPY OF THE ANNUAL REPORT  CONTAINING
AUDITED FINANCIAL  STATEMENTS FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2001, TO A
STOCKHOLDER  UPON  REQUEST.  SUCH  REQUESTS  SHOULD BE DIRECTED TO THE FUND,  BY
WRITING THE FUND AT 700 SW HARRISON STREET,  TOPEKA,  KANSAS  66636-0001,  OR BY
CALLING THE FUND'S TOLL-FREE TELEPHONE NUMBER 1-800-888-2461, EXTENSION 3127.

            DESCRIPTION OF EXISTING AGREEMENT AND PROPOSED AMENDMENT

   SMC  currently  serves as the  investment  manager of the  Equity  Series and
Global Series of the Fund pursuant to the terms of the Agreement, which is dated
January 31, 1989. The Board of Directors of the Fund last approved the Agreement on November 1, 2001.  Fund  stockholders  last approved the Agreement on January
26, 2000, in connection with an amendment to permit SMC, with Board approval, to enter into or amend sub-advisory  agreements without stockholder approval and in connection with the Fund's adoption of a Brokerage Enhancement Plan.

   Under the  Agreement,  SMC provides  investment  advisory  services,  general
administrative,   fund  accounting,  transfer  agency  and  dividend  disbursing services and arranges for  provision to the Equity  Series and Global  Series of all other required  services,  including  services of  independent  accountants, legal  counsel,  custodial  services  and  printing,  all for a single  fee.  In addition,  SMC pays all expenses in connection  with the performance of services provided or procured under the  Agreement,  including with respect to the Equity
Series and the Global  Series,  all fees and charges of third parties  providing services to the Series.

   As compensation for services provided to the Equity Series, the Fund pays SMC an annual fee equal to (i) 2% of the first $10 million of the average  daily net assets, (ii) 1 1/2% of the next $20 million of the average daily net assets, and
(iii) 1% of the  remaining  average daily net assets of the Equity Series of the
Fund.  For  Global  Series,  the Fund pays an annual  fee equal to (i) 2% of the first  $70  million  of the  average  daily net  assets,  and (ii) 1 1/2% of the remaining  average daily net assets of the Global Series of the Fund.  Such fees are determined daily and payable monthly. In the fiscal year ended September 30,
2001,  SMC received from the Fund fees of $8,523,319  with respect to the Equity
Series,  and  $1,648,290  with  respect  to  the  Global  Series.  No  brokerage commissions  were paid by the Fund to an  affiliated  broker for the fiscal year ended September 30, 2001.

   Unless superseded by the proposed  Amendment,  the Agreement will continue in effect until January 1, 2003,  and from year to year  thereafter,  provided such continuance is  specifically  approved by the vote of a majority of the Board of
Directors  of the Fund  (including  a  majority  of such  Directors  who are not parties  to  the  Agreement  or  interested  persons  of  any  such  party  (the
"Independent  Directors")) cast in person at a meeting  specifically  called for voting on such renewal.

   Under the terms of the Agreement, SMC is not subject to any liability for any errors of judgment or mistake of law or for any loss  sustained by reason of the adoption of any investment policy so long as such recommendation shall have been made with due care and in good faith. Nothing in the Agreement,  however,  shall protect SMC against any liability to the Fund or its  stockholders  by reason of willful  misfeasance,  bad faith, or gross  negligence in the performance of its duties or by reason of its  reckless  disregard  of its  obligations  and duties under the Agreement.

   The Agreement may be terminated  with respect to a Series without  penalty at any time upon 60 days' notice by the Board of Directors of the Fund,  by vote of the holders of a majority of the outstanding voting securities of the Series, or by SMC. The Agreement is terminated automatically in the event of its assignment
(as such term is  defined  in the  Investment  Company  Act of 1940  (the  "1940
Act")).

                               PROPOSED AMENDMENT

   SMC proposes to amend the Agreement with the Fund. The form of the Amendment, which is attached  hereto as Exhibit A, was  proposed by SMC and was approved by the Board of  Directors  of the Fund  (including  a majority of the  Independent
Directors)  on February 1, 2002.  Other than as  described  below,  there are no material  differences  between the current Agreement and the proposed Amendment.
It is expected that the Amendment will become effective May 1, 2002 with respect to each of Equity  Series and Global  Series,  provided  that it is  approved by stockholders  of the respective  Series at the Meeting.  The Board also has made the effectiveness of the Amendment with respect to each of the Equity Series and the Global Series contingent upon approval of Proposal No. 2 by the stockholders of the Series. If Proposal No. 1 or No. 2 is not approved, the current Agreement will continue in effect in accordance with its terms.

   The  Amendment  provides  for SMC to  receive a  separate  fee for  providing investment  advisory  services  and  general  administrative,  fund  accounting, transfer agency and dividend disbursing services.  If the Amendment is approved, the fee for  advisory  services  will be an  annual  fee  equal  to 0.75% of the average daily net assets of the Equity Series and 1.00% of the average daily net assets of the Global  Series.  The fee for  administrative  services  will be an annual fee equal to 0.09% of the average  daily net assets of the Equity  Series and 0.045% of the average daily net assets of the Global  Series,  plus a global administration  fee equal on an annual  basis to the greater of (1) 0.10% of the
Global Series'  average daily net assets,  or (2) $60,000.  For transfer  agency services, SMC will charge a maintenance fee of $8.00 per stockholder account and a transaction fee of $1.00 per stockholder transaction, including dividends. The amount of  aggregate  transfer  agency fees will be paid by the Fund rather than deducted from individual stockholder accounts.

   Additional   information   about   SMC,   the  Fund's   investment   manager,
administrator and transfer agent, as well as its managing members,  officers and affiliates, is presented in Exhibit B.

                       REASONS FOR THE PROPOSED AMENDMENT

   The proposed new fee  structure  for the Equity  Series and Global  Series is intended to bring the Series' fee  arrangements in line with the other series of the Fund,  as well as the  mutual  fund  industry,  where  most  funds  charge a separate  fee  for  investment  advisory,  administrative  and  transfer  agency services. SMC believes that the proposed fee arrangement will make it easier for the Fund's  stockholders  to compare the Equity  Series' and Global Series' fees for advisory and other  services to the fees of other  comparable  mutual funds.
SMC further believes that the new arrangement  makes it possible to better match the services provided by SMC and the fees attributable to those services.

                                FEES AND EXPENSES

   The  Amendment  would affect the fees and  expenses of the Equity  Series and
Global Series as demonstrated by the chart below.  The chart sets forth the fees and expenses of each Series under the current  Agreement  during the fiscal year ended  September 30, 2001 and, on a pro forma basis,  what the fees and expenses would have been during the same period if the Amendment had been in place.

        ----------------------------------------------------------------
                             CURRENT          PROPOSED        PERCENTAGE
        NAME OF FUND      FEE STRUCTURE     FEE STRUCTURE     DIFFERENCE
        ----------------------------------------------------------------
        Equity Series      $8,523,319*       $7,617,786       -10.62%*
                            8,250,936**                        -7.67%**
        ----------------------------------------------------------------
        Global Series       1,648,290*        1,170,135       -29.01%*
                            1,496,221**                       -21.79%**
        ----------------------------------------------------------------
         *Gross fees (before  deducting  expenses of the Series borne by
          SMC).
        **Net fees  (after  deducting  expenses  of the Series  borne by
          SMC).
        ----------------------------------------------------------------

   The  following  table sets forth  information  concerning  each of Equity and
Global  Series' fees and expenses by class as a percentage of average net assets for the fiscal year ended  September  30, 2001 under the current  Agreement  and assuming the Amendment and proposed Class A Distribution  Plan had been in place during the same period.

FEES AND EXPENSES OF THE SERIES

   STOCKHOLDER  FEES  (fees  paid  directly  from your  investment).  This table describes  the fees and expenses  that you may pay if you buy and hold shares of the Series.

--------------------------------------------------------------------------------
                                      CLASS A    CLASS B      CLASS C    CLASS S
                                      SHARES     SHARES(1)    SHARES     SHARES
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed           5.75%       None        None       None
on Purchases (as a percentage
of offering price)
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(as a percentage of original
purchase price or redemption          None(2)      5%(3)       1%(4)      6%(5)
proceeds, whichever is lower)
--------------------------------------------------------------------------------
1  Class B shares convert tax-free to Class A shares  automatically  after eight years.
2  Purchases of Class A shares in amounts of  $1,000,000 or more are not subject to an initial sales load;  however,  a deferred sales charge of 1% is imposed in the event of redemption within one year of purchase.
3  5% during the first year, decreasing to 0% in the sixth and following years.
4  A deferred  sales charge of 1% is imposed in the event of  redemption  within one year of purchase.
5  6% during the first year, decreasing to 0% in the eighth and following years.
--------------------------------------------------------------------------------

   ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets).

--------------------------------------------------------------------------------
                                         CLASS A    CLASS B    CLASS C   CLASS S
--------------------------------------------------------------------------------
EQUITY SERIES (UNDER CURRENT AGREEMENT)
--------------------------------------------------------------------------------
Management fee........................   1.02%      1.02%       1.02%     1.03%
Distribution (12b-1) fees.............   0.00%      1.00%       1.00%     1.00%
Other expenses........................   0.00%      0.00%       0.00%     0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES..   1.02%      2.02%       2.02%     2.03%
--------------------------------------------------------------------------------
EQUITY SERIES (UNDER PROPOSED AMENDMENT)
--------------------------------------------------------------------------------
Management fee........................   0.75%      0.75%       0.75%     0.75%
Distribution (12b-1) fees.............   0.25%1     1.00%       1.00%     1.00%
Other expenses........................   0.20%      0.20%       0.20%     0.20%
TOTAL ANNUAL FUND OPERATING EXPENSES..   1.20%3     1.95%       1.95%     1.95%
--------------------------------------------------------------------------------
GLOBAL SERIES (UNDER CURRENT AGREEMENT)
--------------------------------------------------------------------------------
Management fee........................   1.90%      1.90%       1.91%     1.92%
Distribution (12b-1) fees.............   0.00%      1.00%(2)    1.00%     1.00%
Other expenses........................   0.00%      0.00%       0.00%     0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES..   1.90%      2.90%       2.91%     2.92%
--------------------------------------------------------------------------------
GLOBAL SERIES (UNDER PROPOSED AMENDMENT)
--------------------------------------------------------------------------------
Management fee........................   1.00%      1.00%       1.00%     1.00%
Distribution (12b-1) fees.............   0.25%(1)   1.00%       1.00%     1.00%
Other expenses........................   0.53%      0.53%       0.53%     0.53%
TOTAL ANNUAL FUND OPERATING EXPENSES..   1.78%(3)   2.53%       2.53%     2.53%
--------------------------------------------------------------------------------
1  Distribution  Fees applicable if the Class A Distribution Plan is approved by stockholders of the respective Series.
2  The  Distributor  waived  deduction of part of the Class B  Distribution  fee during fiscal year 2001.  After the waiver,  the Class B Distribution fee was
   0.49%, and the actual expense ratio for the Global Series, Class B shares was
   2.39%.
3  Total annual fund operating expenses assuming approval of Proposal No. 1, the proposed  new fee  structure,  and  Proposal  No.  2,  the  proposed  Class A
   Distribution Plan.
--------------------------------------------------------------------------------

   EXAMPLES:  These Examples  assume that you invest $10,000 in a Series for the time periods  indicated and that your  investment has a 5% return each year. The tables first show an expense  example for each class  assuming  that the Series'
total  operating  expenses  remain at current  levels.  The table then shows the effect on expenses if the proposed  Amendment and Class A Distribution  Plan are approved  and  implemented.  Although  your actual costs may be higher or lower, based on these assumptions your costs would be:

   You would pay the  following  expenses if you redeemed your shares at the end of each period.

      --------------------------------------------------------------------
      FUND NAME/CLASS          1 YEAR     3 YEARS     5 YEARS     10 YEARS
      --------------------------------------------------------------------
      EQUITY SERIES - A
        Current Agreement       $673      $  881      $1,106       $1,751
        Proposed Amendment       690         934       1,197        1,946
      --------------------------------------------------------------------
      EQUITY SERIES - B
        Current Agreement        705         934       1,288        2,090
        Proposed Amendment       698         912       1,252        2,080
      --------------------------------------------------------------------
      EQUITY SERIES - C
        Current Agreement        305         634       1,088        2,348
        Proposed Amendment       298         612       1,052        2,275
      --------------------------------------------------------------------
      EQUITY SERIES - S
        Current Agreement        806       1,137       1,393        2,358
        Proposed Amendment       798       1,112       1,352        2,275
      --------------------------------------------------------------------
      GLOBAL SERIES - A
        Current Agreement        757       1,138       1,542        2,669
        Proposed Amendment       745       1,103       1,484        2,549
      --------------------------------------------------------------------
      GLOBAL SERIES - B
        Current Agreement        742       1,045       1,475        2,478
        Proposed Amendment       756       1,088       1,545        2,682
      --------------------------------------------------------------------
      GLOBAL SERIES - C
        Current Agreement        394         901       1,533        3,233
        Proposed Amendment       356         788       1,345        2,866
      --------------------------------------------------------------------
      GLOBAL SERIES - S
        Current Agreement        895       1,404       1,838        3,242
        Proposed Amendment       856       1,288       1,645        2,866
      --------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shar

      --------------------------------------------------------------------
      FUND NAME/CLASS          1 YEAR     3 YEARS     5 YEARS     10 YEARS
      --------------------------------------------------------------------
      EQUITY SERIES - A
        Current Agreement       $673      $  881      $1,106       $1,751
        Proposed Amendment       690         934       1,197        1,946
      --------------------------------------------------------------------
      EQUITY SERIES - B
        Current Agreement        205         634       1,088        2,090
        Proposed Amendment       198         612       1,052        2,080
      --------------------------------------------------------------------
      EQUITY SERIES - C
        Current Agreement        205         634       1,088        2,348
        Proposed Amendment       198         612       1,052        2,275
      --------------------------------------------------------------------
      EQUITY SERIES - S
        Current Agreement        206         637       1,093        2,358
        Proposed Amendment       198         612       1,052        2,275
      --------------------------------------------------------------------
      GLOBAL SERIES - A
        Current Agreement        757       1,138       1,542        2,669
        Proposed Amendment       745       1,103       1,484        2,549
      --------------------------------------------------------------------
      GLOBAL SERIES - B
        Current Agreement        293         898       1,528        2,987
        Proposed Amendment       256         788       1,345        2,682
      --------------------------------------------------------------------
      GLOBAL SERIES - C
        Current Agreement        294         901       1,533        3,233
        Proposed Amendment       256         788       1,345        2,866
      --------------------------------------------------------------------
      GLOBAL SERIES - S
        Current Agreement        295         904       1,538        3,242
        Proposed Amendment       256         788       1,345        2,866
      --------------------------------------------------------------------

                      BOARD CONSIDERATION OF THE AMENDMENT

   The Board, including the Independent Directors,  unanimously voted to approve the Amendment and to recommend to  stockholders  of the  respective  Series that they vote to approve the Amendment.

   At its  February  1,  2002  meeting,  the  Board  of  Directors  of the  Fund requested, received and considered information from SMC relevant to the proposed
Amendment,   including  (1)  a  comparison  of  the  current  and  proposed  fee
structures;   (2)  overall   expense  ratios  under  the  current  and  proposed
arrangements;  (3) industry  data on expenses;  (4)  information  regarding  the nature, extent and quality of the services expected to be provided to the Series by SMC; (5) SMC's past investment  performance  with respect to the Series;  (6)
the costs of  services  to be  provided  by SMC;  (7) other  sources  of revenue accruing to SMC and its  affiliates  as a result of its  relationship  with each
Series, including any intangible benefits that accrue to SMC and its affiliates;
and  (8)  the   profitability  of  SMC.  The  Board  carefully   evaluated  this
information, and was advised by legal counsel with respect to its deliberations.

   In unanimously  approving the Amendment and  recommending its approval by the stockholders  of the Equity and Global  Series,  the  Directors,  including  the
Independent  Directors,  took into account all factors that they deemed relevant and reached the  following  conclusions:  (1) the existing fee  structure of the
Equity Series and Global Series is not typical in the mutual fund industry,  and the Amendment  would bring the fee structure  into line with industry  practice;
(2) the  proposed  fee  structure  would  make it easier  for  stockholders  and investors to compare the Equity Series' and Global Series' fees for advisory and other services to the fees of other  comparable  mutual funds;  (3) the proposed fee structure would allow the Directors to better match the services provided by
SMC and the fees  attributable  to those  services,  making  it  easier  for the
Directors to monitor the  reasonableness of SMC's  compensation for advisory and other  services;  (4) the proposed  fee  structure  is  consistent  with the fee structure of other funds in the Security Funds  complex;  (5) the aggregate fees for investment  advisory,  general  administrative,  fund  accounting,  transfer agency and dividend  disbursing  services under the proposed fee structure would be  slightly  lower  than  such  fees  under the  current  arrangement;  and (6)
compensation  to be paid SMC under the  Amendment  is fair and  reasonable  with regard to each of Equity Series and Global Series in light of the services to be provided and the  anticipated  costs of those  services,  and is  comparable  to management fees paid by comparable funds. Based on the foregoing considerations, and such  other  factors  as the  Board  considered  to be  relevant,  the Board determined that the Amendment is in the best interests of the respective  Series and their stockholders and authorized submission of the proposal to stockholders of the Series,  although  the Board  determined  to make  implementation  of the
Amendment  contingent  with  respect to each Series  upon  approval of a Class A
Distribution  Plan by the Class A stockholders  of the Series.  Accordingly,  if
Proposal No. 1 is approved by the  stockholders of a Series,  the Board will not implement  the  Amendment  unless the Class A  stockholders  of that Series also approve Proposal No. 2.

   THE BOARD, INCLUDING THE INDEPENDENT  DIRECTORS,  UNANIMOUSLY RECOMMENDS THAT
YOU VOTE FOR PROPOSAL NO. 1. UNMARKED PROXIES WILL BE SO VOTED.

                                 PROPOSAL NO. 2
                      APPROVAL OF CLASS A DISTRIBUTION PLAN

                                  INTRODUCTION

   At a meeting held on February 1, 2002, the Board of Directors  approved as in the best  interests of each of the Equity Series,  Global Series,  Mid Cap Value
Series and Social Awareness Series  (collectively,  the "Series" for purposes of
Proposal No. 2) and the Class A stockholders of each Series a Distribution Plan, effective  February  1,  2002,  under  which the Fund may use up to 0.25% of the average  daily net  assets  attributable  to Class A shares of the Series to pay for, among other things,  the promotion and  distribution of the Series' Class A shares and the provision of services to the beneficial owners of Class A shares.
The proposed  Distribution  Plan is  comparable  to plans that  currently are in place with  respect to the Class A shares of the other  series of the Fund.  The
Board's approval of the Distribution  Plan with respect to the Class A shares of each of the Equity Series and Global Series is not  contingent  upon approval of
Proposal No. 1 by the  stockholders  of those  Series;  if Proposal No. 1 is not approved with respect to those Series, the Distribution Plan will be implemented if approved by Class A stockholders of those Series.

   As discussed in more detail below,  the Directors  approved the  Distribution
Plan  because  they believe  that it offers  several  potential  benefits to the
Series and Class A  stockholders  despite the increase in the Series'  operating expenses.  In  particular,  the  Distribution  Plan  will  finance  an  array of services, described in more detail below, that Class A stockholders may consider to be helpful.  In addition,  the Distribution  Plan should assist the Series in competing for investor dollars in a highly  competitive  marketplace.  A greater degree of  competitiveness  may  result in  greater  assets in the  Series  (and greater retention of assets), which benefits the Series and Class A stockholders by offering the potential for increased  investment  opportunities and portfolio
diversification,   more  efficient   portfolio   management  and  more  complete
investment of the Series'  portfolios,  reduced per share  expenses by spreading fixed costs across a larger asset base,  and  mitigation of  dissipating  assets
(with a  corresponding  increase in per share  expenses)  in the event of market declines.

   The Board  recommends  that the Class A  stockholders  approve  the  proposed
Distribution Plan, a form of which is attached as Exhibit C.

                      DESCRIPTION OF THE DISTRIBUTION PLAN

   The proposed  Distribution Plan authorizes  payments from assets attributable to Class A shares  for a variety  of  services  with  respect to Class A shares, including any type of activity that is primarily  intended to result in the sale of the  Class  A  shares,  as  determined  by the  Board,  as  well  as  related stockholder  services  authorized by the Board. The Distribution  Plan relies on the  provisions of Rule 12b-1 under the 1940 Act, to the extent  applicable,  to make these payments.

   The  proposed  Distribution  Plan  authorizes  payments  as  compensation  or reimbursement for a wide variety of services including,  without limitation, the following:

1.  Preparation,  printing and  distribution  of the prospectus and statement of additional  Information  and any supplement  thereto used in connection with the offering of the Series' shares to the public;

2.  Printing of additional copies of reports and other communications which were prepared by the Fund for  distribution to existing  stockholders  for use by the Series' Distributor as sales literature;

3.  Preparation, printing and distribution of any other sales literature used in connection with the offering of the Series' shares to the public;

4.  Expenses incurred in advertising, promoting and selling shares of the Series to the public;

5.  Any stockholder  service fees paid by the Distributor to securities  dealers or other  entities  that have  executed an Agreement  with the  Distributor.
    Stockholder  service  fees shall  include fees for account  maintenance  and personal service to stockholders,  including,  but not limited to, answering routine  customer  inquiries  regarding  the Fund,  assisting  customers  in changing  dividend  options,  account  designations  and  addresses,  and in enrolling into any of several special investment plans offered in connection with  the  purchase  of  the  Series'  Class  A  shares,  assisting  in  the establishment  and  maintenance of customer  accounts and records and in the processing of purchase and redemption transactions,  investing dividends and
    capital   gains   distributions    automatically   in   shares,    providing
    sub-administration  and/or  sub-transfer  agency services for the benefit of the Fund and providing  such other  services as the Fund or the customer may reasonably request;

6.  Commissions to sales personnel for selling shares of the Series and interest expenses related thereto; and

7.  Expenses  incurred in promoting  sales of shares of the Series by securities dealers,  including the costs of preparation of materials for presentations, travel  expenses,  costs of  entertainment,  and other expenses  incurred in connection with promoting sales of Series shares by dealers.

   The Fund's Distributor,  Security  Distributors,  Inc. ("SDI"),  may also use amounts  generated  under the Plan to  defray  legal  and  administrative  costs associated with implementation of the Plan.

   The  proposed   Distribution  Plan  authorizes  payment  of  compensation  or reimbursement in an amount up to 0.25%, on an annual basis, of the average daily net assets attributable to Class A shares.  Payments under the Distribution Plan may be made directly by the Fund, or indirectly through the Fund's  Distributor.
In accordance  with Conduct Rule 2830 of the National  Association of Securities
Dealers, Inc. (a broker-dealer self-regulatory organization), the entire payment under the  Distribution  Plan may  constitute  a "service  fee," as that term is defined in that Conduct Rule.  Payments generally will be accrued daily and paid monthly,  or at such other intervals as the Board may determine.  As required by applicable  law,  the Board will review,  at least  quarterly,  written  reports concerning the amounts expended under the Distribution Plan and the purposes for which the expenditures were made.

   The following table sets forth  information  concerning the fees and expenses of Mid Cap Value and Social Awareness  Series' Class A shares as a percentage of average  net assets for the fiscal  year  ended  September  30,  2001 under each
Series'  current fee  structure and assuming the proposed  Class A  Distribution
Plan had been in place during the same period.  (Information  concerning  Equity and Global Series' fees and expenses is set forth above under "Fees and Expenses of the Series," which begins on page 4.)

   ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets).

--------------------------------------------------------------------------------
                                                                        CLASS A
--------------------------------------------------------------------------------
MID CAP VALUE SERIES (UNDER CURRENT FEE STRUCTURE)
--------------------------------------------------------------------------------
Management fee.......................................................   1.00%
Distribution (12b-1) fees............................................   0.00%
Other expenses.......................................................   0.30%
TOTAL ANNUAL FUND OPERATING EXPENSES.................................   1.30%
--------------------------------------------------------------------------------
MID CAP VALUE SERIES (UNDER PROPOSED FEE STRUCTURE)
--------------------------------------------------------------------------------
Management fee.......................................................   1.00%
Distribution (12b-1) fees............................................   0.25%(1)
Other expenses.......................................................   0.30%
TOTAL ANNUAL FUND OPERATING EXPENSES.................................   1.55%
--------------------------------------------------------------------------------
SOCIAL AWARENESS SERIES (UNDER CURRENT FEE STRUCTURE)
--------------------------------------------------------------------------------
Management fee.......................................................   1.00%
Distribution (12b-1) fees............................................   0.00%
Other expenses.......................................................   0.43%
TOTAL ANNUAL FUND OPERATING EXPENSES.................................   1.43%
--------------------------------------------------------------------------------
SOCIAL AWARENESS SERIES (UNDER PROPOSED FEE STRUCTURE)
--------------------------------------------------------------------------------
Management fee.......................................................   1.00%
Distribution (12b-1) fees............................................   0.25%(1)
Other expenses.......................................................   0.43%
TOTAL ANNUAL FUND OPERATING EXPENSES.................................   1.68%
--------------------------------------------------------------------------------
1  Distribution  Fees applicable if the Class A Distribution Plan is approved by stockholders of the respective Series.
--------------------------------------------------------------------------------

   EXAMPLES:  These Examples  assume that you invest $10,000 in a Series for the time periods  indicated and that your  investment has a 5% return each year. The tables  first  show an  expense  example  for Class A shares  assuming  that the
Series' total operating  expenses remain at current levels. The table then shows the effect on expenses if the proposed Class A Distribution Plan is approved and implemented.  Although your actual costs may be higher or lower,  based on these assumptions your costs would be:

   You would pay the  following  expenses if you redeemed your shares at the end of each period.

  ---------------------------------------------------------------------------
  Fund Name/Class                 1 Year     3 Years     5 Years     10 Years
  ---------------------------------------------------------------------------
  MID CAP VALUE SERIES - A
    Current Fee Structure          $700      $  963      $1,247       $2,053
    Proposed Fee Structure          724       1,036       1,371        2,314
  ---------------------------------------------------------------------------
  SOCIAL AWARENESS SERIES - A
    Current Fee Structure           712       1,001       1,312        2,190
    Proposed Fee Structure          736       1,074       1,435        2,448
  ---------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares.

  ---------------------------------------------------------------------------
  Fund Name/Class                 1 Year     3 Years     5 Years     10 Years
  ---------------------------------------------------------------------------
  MID CAP VALUE SERIES - A
    Current Fee Structure          $700      $  963      $1,247       $2,053
    Proposed Fee Structure          724       1,036       1,371        2,314
  ---------------------------------------------------------------------------
  SOCIAL AWARENESS SERIES - A
    Current Fee Structure           712       1,001       1,312        2,190
    Proposed Fee Structure          736       1,074       1,435        2,448
  ---------------------------------------------------------------------------

   The  Distribution  Plan provides that it must  initially be approved,  and is subject to renewal on an annual  basis,  by the Board,  including  approval by a majority  of the  Directors  who are not  "interested  persons"  of the Fund for regulatory  purposes  and who do not  have  any  direct  or  indirect  financial interest in the operation of the Distribution Plan or any related agreement (the
"Plan  Directors").  In  addition,  the  Distribution  Plan  requires  that  its provisions  relating  to payment for  services  that are  primarily  intended to result in the sale of Class A shares be approved  with respect to each Series by a vote of at least a "majority  of the  outstanding  voting  securities"  of the
Class A shares of the Series.  This  standard is  described in more detail below under "VOTING  INFORMATION  - Required  Vote." Plan  Directors  must approve any material  amendments to the  Distribution  Plan, and Class A  stockholders  must approve any amendment that would materially  increase the amount to be spent for services and  activities  that are  primarily  intended to result in the sale of
Class A shares.  The Distribution  Plan also may be terminated with respect to a
Series at any time by the vote of a majority of Plan Directors,  or by a vote of a majority of the  outstanding  voting  securities of the Class A shares of that
Series.

   Because Class B shares convert to Class A shares on the eighth anniversary of purchase,  Class B  shareholders  are also  entitled  to vote on approval of the
Distribution  Plan. If a "majority of the outstanding  voting securities" of the
Class B shares of the  Series do not  approve  the  Distribution  Plan,  but the
Distribution  Plan is  approved  by the Class A shares,  the Class B shares will convert  to a  separate  class of  shares  that is on the same  terms as Class A shares before implementing the Distribution Plan.

   The  attached  form of the  Distribution  Plan  qualifies in its entirety the foregoing description of that Plan.

                  BOARD CONSIDERATION OF THE DISTRIBUTION PLAN

   The Board has concluded that the  Distribution  Plan is reasonably  likely to benefit  the Fund,  the  Series  and the  Class A  stockholders  of the  Series.
Accordingly,  the  Directors,  including the Plan  Directors,  have  unanimously approved the Distribution Plan with respect to Class A shares and the payment of fees accrued thereunder pending  stockholder  approval,  and have authorized the submission of the  Distribution  Plan to Class A stockholders  of the Series for their approval.

   The Board requested  information from Fund management to determine whether it was appropriate to approve the  Distribution  Plan and to recommend its approval by Class A  stockholders  of the  Series.  The Board  carefully  evaluated  this information, and was advised by legal counsel with respect to its deliberations.

   The Directors  decided to approve the  Distribution  Plan and recommend  that
Class  A   stockholders   approve  the  Plan  on  the  basis  of  the  following
considerations, among others:

1.  The  Distribution  Plan  will  permit  the  financing  of a broad  array  of activities  and services  that are a potential  source of benefit to Class A investors,  and which frequently are available to retail investors in mutual funds;

2.  The financing of a broad array of activities and services may make the Class
    A shares a more  attractive  investment  alternative  in a very  competitive marketplace.  Increased  competitiveness may result in increased assets (and increased  retention of assets),  which can benefit the Series and investors in  the  Series  by  potentially  increasing  investment  opportunities  and diversification,  permitting  more efficient  portfolio  management and more complete investment of the Series'  portfolios,  reducing per share expenses by  spreading  fixed  costs  [that  are not  covered  under  the  Investment
    Management  and  Services   Agreement]  across  a  larger  asset  base,  and
    mitigating dissipation of assets (with a corresponding increase in per share expenses) in the event of market declines;

3.  The  Distribution  Plan may open up new  distribution  channels  for selling
    Class A shares, such as financial intermediaries relying on ongoing payments
    of   distribution   and/or  service  fees.   Increased   opportunities   for
    distribution  may  help  maintain  and  increase  asset  levels,  which,  as discussed above, can benefit Class A investors;

4.  The  Distribution  Plan may provide  greater  incentive to SDI and others to incur promotional  expenses on behalf of Class A shares, which may assist in asset growth;

5.  The  absence of any means to  finance  promotional  activities  may make the
    Class A shares  a less  desirable  investment  option,  which  may lead to a dissipation  of assets to the detriment of the Fund,  the Series and Class A investors;

6.  The fees that may be paid under the  Distribution  Plan are  appropriate and reasonable in light of the services  financed under the  Distribution  Plan, and are  consistent  with  industry  standards  regarding  payment for these activities and services; and

7.  The  Distribution  Plan  provides  a  high  degree  of  certainty  regarding compliance with applicable regulations relating to payments for the services and  activities  financed by the  Distribution  Plan,  as it  explicitly  is subject to the substantive and procedural requirements of Rule 12b-1.

   Based on its review of the  information  requested  and  provided,  the Board determined that the Distribution Plan was reasonably likely to benefit the Fund, the Series and Class A stockholders,  and was consistent with the best interests of the  Series  and  Class A  investors.  Accordingly,  in  light  of the  above considerations  and such other factors and  information it considered  relevant, the  Board  unanimously  approved  the  Distribution  Plan and  recommended  the
Distribution Plan's approval by Class A stockholders of the Series.

   THE BOARD, INCLUDING THE PLAN DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE
FOR PROPOSAL NO. 2. UNMARKED PROXIES WILL BE SO VOTED.

                                 PROPOSAL NO. 3
                       APPROVAL OF CHANGE FROM DIVERSIFIED
                             TO NON-DIVERSIFIED FUND

   Select 25 Series  seeks  long-term  growth of  capital,  which it provides by focusing its  investments  in a core  position of 20-30 common  stocks of growth companies which have exhibited  consistent above average earnings and/or revenue growth.  Select 25 Series  currently is managed as a diversified fund as defined in the 1940 Act.  This means  that,  with  respect  to 75% of its total  assets,
Select  25  Series  will not  invest  more  than 5% of its  total  assets in the securities  of a single  issuer or own more than 10% of the  outstanding  voting securities of a single issuer.

   At a meeting  held on February  1, 2002,  the Board of  Directors  approved a recommendation  by SMC that  Select 25 Series be  managed  as a  non-diversified fund.  "Non-diversified"  means  that the  proportion  of the  Select 25 Series'
assets that may be invested in the  securities of a single issuer is not limited by the 1940 Act. However,  to meet federal tax requirements for qualification as a regulated investment company, a non-diversified  management investment company may have: (1) no more than 25% of its total assets invested in the securities of any one  issuer  (other  than  U.S.  government  securities  or  shares of other regulated  investment  companies);  and (2)  with  respect  to 50% of its  total assets,  must not invest more than 5% of its total assets in the securities of a single issuer and must not own more than 10% of outstanding voting securities of a single issuer.

   Because the proposal constitutes a change to a fundamental  investment policy of the Select 25 Series, stockholder approval is required for the change.

   SMC has recommended  the change to allow the Series to hold larger  positions in a smaller number of securities than a diversified fund. While non-diversified fund can be expected to be more volatile than a diversified  fund,  SMC believes that the objective of the Series can best be served by taking  larger  positions in a smaller number of securities.

   An investment in a fund that is non-diversified  potentially  entails greater risk than an investment in a diversified  fund. When a fund is  non-diversified, there is a higher limit on the  percentage of assets that can be invested in any single issuer. A higher percentage of investments among fewer issuers may result in greater volatility in the total market value and share price of the Select 25
Series'. In addition, a single security's increase or decrease in value may have a greater impact on the Select 25 Series' net asset value and total return.

   THE BOARD  UNANIMOUSLY  RECOMMENDS THAT YOU VOTE FOR PROPOSAL NO. 3. UNMARKED
PROXIES WILL BE SO VOTED.

                                  OTHER MATTERS

   The Board of Directors of the Fund is not aware of any other  matters to come before  the  Meeting or any  adjournments  thereof  other  than those  specified herein. If any other matters should come before the Meeting, it is intended that the  persons  named as  proxies  in the  enclosed  form(s)  of  proxy,  or their substitutes,  will vote the proxy in accordance with their best judgment on such matters.

                               VOTING INFORMATION

   Each share of stock is entitled to one vote, and  stockholders of each Series
(or class thereof) will vote  separately  with respect to each proposal on which they are  entitled  to vote.  Only Fund  stockholders  of record at the close of business on February 19, 2002 (the "Record  Date"),  are entitled to vote at the
Meeting.  On that date, the outstanding number of shares entitled to vote on the proposals of each of Equity Series,  Global Series, Mid Cap Value Series, Social
Awareness Series and Select 25 Series of the Fund was as follows:

    ------------------------------------------------------------------------
                                             SHARES OUTSTANDING
                                --------------------------------------------
    SERIES OF COMMON STOCK      CLASS A     CLASS B     ALL CLASSES COMBINED
    ------------------------------------------------------------------------
    Equity Series
    ------------------------------------------------------------------------
    Global Series
    ------------------------------------------------------------------------
    Mid Cap Value Series
    ------------------------------------------------------------------------
    Social Awareness Series
    ------------------------------------------------------------------------
    Select 25 Series
    ------------------------------------------------------------------------

   As of the Record Date, the following persons owned  beneficially more than 5%
of a Series, or of a class thereof:

----------------------------------------------------------------------------------------
                                                                               % OF
                                                                          SERIES'/CLASS'
                                                            NUMBER OF      OUTSTANDING
SERIES/CLASS                       NAME*                   SHARES OWNED       SHARES
----------------------------------------------------------------------------------------
Equity             Security Benefit Life Insurance Co.
                   ---------------------------------------------------------------------
                   Security Benefit Life Ins. Co. Trste.
                   Agent for Security Benefit Life
----------------------------------------------------------------------------------------
Global             Security Benefit Group, Inc.
----------------------------------------------------------------------------------------
Mid Cap Value
----------------------------------------------------------------------------------------
Social Awareness
----------------------------------------------------------------------------------------
Select 25
----------------------------------------------------------------------------------------
*All located at 700 SW Harrison  Street,  Topeka,  Kansas  66636-0001  unless  otherwise noted.
----------------------------------------------------------------------------------------

   The  following  chart  shows  the  shares  of  common  stock  of  the  Series beneficially owned, as a group, by the Directors and the chief executive officer of the Fund as of December 31, 2001:

--------------------------------------------------------------------------------
                               NUMBER OF SHARES BENEFICIALLY
                              OWNED BY ALL DIRECTORS AND CHIEF        PERCENTAGE
                                EXECUTIVE OFFICER AS A GROUP           OF CLASS
                              --------------------------------------------------
SERIES                                    CLASS A                       CLASS A
--------------------------------------------------------------------------------
Equity Series                        83,283.174 shares                   0.096%
--------------------------------------------------------------------------------
Global Series                        15,912.022 shares                   0.331%
--------------------------------------------------------------------------------
Mid Cap Value Series                 15,035.930 shares                   0.473%
--------------------------------------------------------------------------------
Small Cap Growth Series               9,454.159 shares                   0.583%
--------------------------------------------------------------------------------
Select 25 Series                     22,960.423 shares                   1.210%
--------------------------------------------------------------------------------
Large Cap Growth Series                 661.152 shares                   0.131%
--------------------------------------------------------------------------------
Technology Series                    10,321.611 shares                   0.998%
--------------------------------------------------------------------------------
Total Return Series                     961.458 shares                   0.288%
--------------------------------------------------------------------------------

The following chart shows the shares of common stock of the Series  beneficially owned,  individually,  by the Directors and the chief  executive  officer of the
Fund as of December 31, 2001:

--------------------------------------------------------------------------------
                               NUMBER OF SHARES BENEFICIALLY
                              OWNED BY ALL DIRECTORS AND CHIEF        PERCENTAGE
                               EXECUTIVE OFFICER INDIVIDUALLY          OF CLASS
                           -----------------------------------------------------
SERIES                                       CLASS A                   CLASS A
--------------------------------------------------------------------------------
Equity Series              John D. Cleland - 19,904.275 shares          0.023%
                           James R. Schmank - 57,810.977 shares         0.067%
                           Penny A. Lumpkin - 2,105.839 shares          0.002%
                           Donald A. Chubb, Jr. - 3,462.110 shares      0.006%
--------------------------------------------------------------------------------
                           John D. Cleland - 2,083.735 shares           0.043%
                           James R. Schmank - 11,244.149 shares         0.234%
Global Series              Penny A. Lumpkin - 1,893.851 shares          0.039%
                           Donald A. Chubb, Jr. - 691.097 shares        0.014%
--------------------------------------------------------------------------------
                           John D. Cleland - 6,905.068 shares           0.218%
Mid Cap Value Series       James R. Schmank - 7,784.815 shares          0.245%
                           Penny A. Lumpkin - 346.047 shares            0.011%
--------------------------------------------------------------------------------
Small Cap Growth Series    John D. Cleland - 4,697.917 shares           0.290%
                           James R. Schmank - 4,486.242 shares          0.277%
--------------------------------------------------------------------------------
                           John D. Cleland - 11,006.499 shares          0.580%
                           James R. Schmank - 6,681.677 shares          0.352%
Select 25 Series           Penny A. Lumpkin - 848.176 shares            0.045%
                           Donald A. Chubb, Jr. - 4,424.071             0.233%
--------------------------------------------------------------------------------
Large Cap Growth Series    James R. Schmank - 651.152 shares            0.129%
--------------------------------------------------------------------------------
Technology Series          John D. Cleland - 7,500.000 shares           0.726%
                           James R. Schmank - 2,821.611 shares          0.273%
--------------------------------------------------------------------------------
Total Return Series        Donald A. Chubb, Jr. - 961.458 shares        0.289%
--------------------------------------------------------------------------------
No Director or "named  executive  officer"  of the Fund  beneficially  owned any shares of common stock of the Series as of December 31, 2001, except as shown in the above chart.
--------------------------------------------------------------------------------

   You may vote in person at the  Meeting,  by  telephone,  by  Internet,  or by returning  your  completed  proxy card in the  postage-paid  envelope  provided.
Details can be found on the enclosed proxy insert. Do not return your proxy card if you are  voting by  telephone  or  Internet.  You may  revoke  your  proxy by submitting  another proxy or a notice of revocation of your proxy in proper form to the  Secretary of the Fund, or by voting the shares in person at the Meeting.
However,  attendance  in person at the  Meeting,  by  itself,  will not revoke a previously  tendered  proxy.  A  second  proxy  form  may be  obtained  from the
Secretary of the Fund.

   The  presence,  in person or by  proxy,  of more than 50% of the  outstanding shares of each Fund that are entitled to vote on a proposal  will be  sufficient to establish a quorum for the conduct of business at the Meeting. Shares held by stockholders  present in person or  represented  by proxy at the Meeting will be counted  both for the purpose of  determining  the  presence of a quorum and for calculating  the  votes  cast  on  the  proposals  before  the  Meeting.  Shares represented by timely and properly  executed proxies will be voted as specified.
Executed  proxies  that are  unmarked  will be  voted in favor of the  proposals presented at the Meeting.

   If a proxy represents a broker  "non-vote" (that is, a proxy from a broker or nominee  indicating  that such a person has not received  instructions  from the beneficial  owner or  other  person  entitled  to vote  shares  of the Fund on a particular  matter with respect to which the broker or nominee has discretionary power) or is marked with an abstention (collectively "abstentions"),  the Fund's shares  represented  thereby will be considered to be present at the Meeting for purposes  of  determining  the  existence  of a quorum  for the  transaction  of business.  Abstentions,  however,  will  have the  effect of a "no" vote for the purpose of obtaining  requisite approval for the proposals  described herein and any other proposal that may come before the Meeting.

   In the event that a sufficient number of votes to approve a proposal were not received,  the persons named as proxies may propose one or more  adjournments of the Meeting to permit further  solicitation of voting  instructions,  or for any other  purpose.  A vote may be taken on any proposal  prior to an adjournment if sufficient  votes have been received for approval.  Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. Unless otherwise instructed,  proxies will be voted in favor of any  adjournment.  At any  subsequent  reconvening  of the  Meeting,  proxies
(unless previously  revoked) will be voted in the same manner as they would have been voted at the Meeting.

                                  REQUIRED VOTE

   Each  proposal  must be approved by the vote of a  "majority  of  outstanding voting securities," as defined in the 1940 Act, of each Series that are entitled to vote on the proposal, which requires the approval of the lesser of (a) 67% or more of the  Series'  shares  that are  present or  represented  by proxy at the
Meeting, if the holders of more than 50% of the outstanding shares of the Series that are entitled to vote are present in person or  represented  by proxy at the
Meeting,  or (b) more than 50% of all outstanding  shares of the Series that are entitled to vote.

                               PROXY SOLICITATION

   SMC will bear the cost of soliciting proxies. In addition to solicitations by mail,  some of the Investment  Manager's  officers and employees,  without extra remuneration,  may conduct additional  solicitation by telephone,  telegraph and personal  interviews.  To ensure  that  sufficient  shares  of common  stock are represented at the Meeting to permit approval of the proposals set forth herein, the Fund may retain the services of a proxy  solicitor  to assist in  soliciting proxies for a fee, plus reimbursement of out-of-pocket expenses.

                              STOCKHOLDER PROPOSALS

   Unless  otherwise  required  under  the 1940 Act,  ordinarily  it will not be necessary  for the Fund to hold annual  meetings of  stockholders.  Stockholders wishing to submit  proposals for inclusion in a proxy statement for a subsequent stockholders'  meeting  should send their written  proposals to the Secretary of the Fund at the address set forth on the cover of this proxy statement.

   Proposals  must be received a reasonable  time prior to the date of a meeting of  stockholders  to be considered  for  inclusion in the proxy  materials for a meeting.  Timely  submission of a proposal does not,  however,  necessarily mean that the proposal will be included.  Persons named as proxies for any subsequent stockholders'  meeting will vote in their  discretion  with respect to proposals submitted on an untimely basis.

                                           By order of the Board of Directors of
                                                           Security Equity Fund,
                                                                      AMY J. LEE
                                                                       Secretary

                                    EXHIBIT A
                              AMENDED AND RESTATED
                  INVESTMENT MANAGEMENT AND SERVICES AGREEMENT

This  Agreement,  made and  entered  into this 27th day of  January,  2000,  and amended and restated  effective as of the 1st day of May,  2002,  by and between
SECURITY  EQUITY  FUND,  a Kansas  corporation  (hereinafter  referred to as the
"Fund"),  and  SECURITY  MANAGEMENT  COMPANY,  LLC, a Kansas  limited  liability company (hereinafter referred to as "SMC");

WITNESSETH:

WHEREAS, the Fund is engaged in business as an open-end,  management  investment company registered under the Investment Company Act of 1940 ("1940 Act"); and

WHEREAS,  SMC is willing to provide  investment  research  and  advice,  general administrative,  fund  accounting,  transfer  agency,  and  dividend  disbursing services to the Fund on the terms and  conditions  hereinafter  set forth and to arrange for the  provision  of all other  services  (except  for those  services specifically  excluded  in  this  Agreement)  required  by the  Fund,  including custodial, legal, auditing and printing;

NOW,  THEREFORE,  in  consideration  of the premises and mutual  agreements made herein, the parties agree as follows:

 1.  EMPLOYMENT  OF SMC.  The Fund hereby  employs SMC to (a) act as  investment adviser  to the Fund with  respect to the  investment  of its assets and to supervise  and arrange for the purchase of  securities  of the Fund and the sales of securities  held in the portfolio of the Fund,  subject  always to the  supervision of the Board of Directors of the Fund (or a duly appointed committee thereof), during the period and upon and subject to the terms and
     conditions   described   herein;   (b)  provide   the  Fund  with   general
     administrative,  fund accounting,  transfer agency, and dividend disbursing services  described and set forth in Schedule A attached  hereto and made a part of this Agreement by reference;  and (c) arrange for, and monitor, the provision to the Fund of all other services required by the Fund, including but not limited to  services of  independent  accountants,  legal  counsel, custodial services and printing. SMC may, in accordance with all applicable legal  requirements,  engage the  services  of other  persons or  entities, regardless  of any  affiliation  with SMC, to provide  services to the Fund under  this  Agreement.  The Fund  shall  bear the  expense  of such  other services  and all other  expenses  of the  Fund.  SMC  agrees  to  maintain sufficient  trained  personnel  and  equipment  and supplies to perform its responsibilities  under this  Agreement and in conformity  with the current
     Prospectus of the Fund and such other  reasonable  standards of performance as the Fund may from time to time specify and shall use reasonable  care in selecting and  monitoring the  performance  of third  parties,  who perform services for the Fund.  SMC shall not  guarantee  the  performance  of such persons.

     SMC hereby  accepts  such  employment  and agrees to perform  the  services required by this Agreement for the compensation herein provided.

 2.  ALLOCATION OF EXPENSES AND CHARGES.

     (a)  EXPENSES OF SMC.  SMC shall pay all  expenses in  connection  with the performance of its services under this  Agreement,  except as provided otherwise herein.

     (b)  EXPENSES  OF THE FUND.  Anything  in this  Agreement  to the  contrary notwithstanding,  the Fund shall pay or reimburse  SMC for the payment of the following  described expenses of the Fund whether or not billed to the Fund, SMC or any related entity:

            (i)  brokerage fees and commissions;

           (ii)  taxes;

          (iii)  interest expenses;

           (iv)  any  extraordinary  expenses approved by the Board of Directors of the Fund; and

            (v)  distribution fees paid under the Fund's Class A, Class B, Class
                 C and Class S Distribution Plans;

          and, in addition to those expenses set forth above, the Fund shall pay all of its  expenses  whether  or not  billed to the Fund,  SMC or any related entity, including, but not limited to the following:  Board of
          Directors' fees; legal,  auditing and accounting  expenses;  insurance premiums;  broker's  commissions;  taxes and governmental fees and any membership dues; fees of custodian;  expenses of obtaining  quotations on the Fund's  portfolio  securities and pricing of the Fund's shares;
          costs and expenses in connection  with the  registration of the Fund's capital stock under the  Securities Act of 1933 and  qualification  of the Fund's  capital  stock under the Blue Sky laws of the states where such stock is  offered;  costs and  expenses  in  connection  with the registration of the Fund under the 1940 Act and all periodic and other reports  required  thereunder;  expenses of  preparing,  printing  and distributing reports,  proxy statements,  prospectuses,  statements of additional  information,  notices and  distributions  to stockholders;
          costs of stockholder and other  meetings;  and expenses of maintaining the Fund's corporate existence.

     (c)  EXPENSE  CAP.  For each of the  Fund's  full  fiscal  years  that this
          Agreement  remains in force,  SMC agrees that if total annual expenses of each Series of the Fund  identified  below,  exclusive of interest, taxes, extraordinary expenses (such as litigation), brokerage fees and commissions,  and 12b-1  fees paid  under a Fund's  Class A,  Class B,
          Class  C or  Class  S  Distribution  Plans,  but  inclusive  of  SMC's compensation,  exceeds the amount set forth below (the "Expense Cap"),
          SMC shall  contribute  to such Series such funds or waive such portion of its fee,  adjusted  monthly,  as may be required to insure that the total annual  expenses of the Series shall not exceed the Expense Cap.
          If this  Agreement  shall be effective for only a portion of a Series'
          fiscal year,  then the maximum  annual  expenses shall be prorated for such portion.

                                   EXPENSE CAP

          International Series, Class A, B, C and S shares - 2.25%
          Enhanced Index Series, Class A, B, C and S shares - 1.75%
          Select 25 Series, Class A, B, C and S shares - 1.75%

 3.  COMPENSATION OF SMC.

     (a)  As compensation for the investment advisory services to be rendered by
          SMC to Global Series,  Social Awareness Series,  Mid Cap Value Series,
          Small Cap  Growth  Series,  Large Cap  Growth  Series  and  Technology
          Series, for each of the years this Agreement is in effect, each of the foregoing  Series  shall pay SMC an  annual  fee equal to 1.00% of its respective  average  daily net  assets.  Such fee shall be  calculated daily and payable monthly. As compensation for the investment advisory services to be rendered by SMC to International Series for each of the years this Agreement is in effect, the International  Series shall pay
          SMC an annual fee equal to 1.10% of its average daily net assets. Such fee shall be calculated daily and payable monthly. As compensation for the  investment  advisory  services  to be  rendered  by SMC to Equity
          Series,  Total  Return  Series,  Enhanced  Index  Series and Select 25
          Series for each of the years this Agreement is in effect,  each of the foregoing  Series  shall pay SMC an  annual  fee equal to 0.75% of its respective  average  daily net  assets.  Such fee shall be  calculated daily and payable  monthly.  As  compensation  for the  administrative services to be rendered by SMC to Global, International and Technology
          Series, each of the foregoing Series shall pay SMC an annual fee equal to 0.045% of its average  daily net assets,  plus the greater of 0.10%
          of its  average  daily net  assets  or  $60,000.  Such  fees  shall be
          calculated  daily  and  payable  monthly.   As  compensation  for  the
          administrative  services  to be  rendered  by SMC to each of the other
          Series of the Fund, each such Series shall pay SMC an annual fee equal to  0.09%  of its  average  daily  net  assets.  Such  fees  shall  be calculated  daily and  payable  monthly.  If this  Agreement  shall be effective for only a portion of a year,  then SMC's  compensation  for said year shall be prorated  for such  portion.  For  purposes of this
          Section  3,  the  value  of the net  assets  of each  Series  shall be computed  in the same  manner  at the end of the  business  day as the
          value  of  such  net  assets  is  computed  in  connection   with  the
          determination of the net asset value of the Fund's shares as described in the Fund's prospectus.

          For  transfer  agency  services  provided by SMC to each Series of the
          Fund, each Series shall pay a Maintenance Fee of $8.00 per account,  a
          Transaction  Fee of $1.00 per  transaction  per account and a Dividend
          Fee of $1.00 per dividend per account.  For the purpose of calculating the  Maintenance,  Transaction  and Dividend  Fees  applicable to each
          Series, SMC may count as a shareholder  account each person that holds a  beneficial  interest  in an  omnibus  account  maintained  on SMC's transfer agency system by a third-party administrator,  broker/dealer, bank,  insurance company or other entity;  provided that SMC is paying such third-party administrator, broker/dealer, bank, insurance company or other entity sub-administrative, sub-accounting and/or sub-transfer agency fees for keeping individual  shareholder  records in connection with an investment in the Fund.

     (b)  For each of the Fund's fiscal years this  Agreement  remains in force,
          SMC agrees  that if total  annual  expenses of any Series of the Fund, exclusive  of  interest  and taxes,  extraordinary  expenses  (such as litigation) and distribution fees paid under the Fund's Class A, Class
          B, Class C and Class S  Distribution  Plans,  but  inclusive  of SMC's
          compensation,   exceed  any  expense   limitation   imposed  by  state
          securities  law or  regulation  in any  state in which  shares of such
          Series of the Fund are then  qualified for sale,  as such  regulations may be amended from time to time,  SMC will  contribute to such Series such funds or waive such portion of its fee, adjusted monthly,  as may be requisite to insure that such annual  expenses  will not exceed any such  limitation.  If this  Agreement  shall be  effective  for only a portion of any Series' fiscal year,  then the maximum annual  expenses shall be prorated for such  portion.  Brokerage  fees and  commissions incurred in connection  with the purchase or sale of any securities by a Series shall not be deemed to be expenses within the meaning of this paragraph (b).

 4.  INVESTMENT ADVISORY DUTIES.

     (a)  INVESTMENT   ADVICE.   SMC  shall  regularly  provide  the  Fund  with
          investment research,  advice and supervision,  continuously furnish an investment program,  recommend which securities shall be purchased and sold  and  what  portion  of the  assets  of the  Fund  shall  be held uninvested  and  arrange  for the  purchase  of  securities  and other investments  for  the  Fund  and  the  sale of  securities  and  other investments  held in the portfolio of the Fund. All investment  advice furnished by SMC to the Fund under this paragraph 4 shall at all times conform to any  requirements  imposed by the  provisions of the Fund's
          Articles of  Incorporation  and Bylaws,  the 1940 Act, the  Investment
          Advisors  Act of  1940  and  the  rules  and  regulations  promulgated thereunder,  and other applicable  provisions of law, and the terms of the  registration  statements of the Fund under the  Securities Act of
          1933 ("1933  Act")  and/or the 1940 Act, as may be  applicable  at the time,  all as from time to time  amended.  SMC shall advise and assist the  officers or other  agents of the Fund in taking such steps as are necessary or  appropriate  to carry out the  decisions of the Board of
          Directors of the Fund (and any duly appointed  committee thereof) with regard to the foregoing  matters and the general account of the Fund's business.

     (b)  SUBADVISERS.  Subject  to the  provisions  of the  1940  Act  and  any applicable  exemptions  thereto,  SMC is  authorized,  but is under no obligation,  to enter into sub-advisory  agreements (the "Sub-Advisory
          Agreements")  with one or more  subadvisers  (each a "Subadviser")  to provide  investment  advisory services to any series of the Fund. Each
          Subadviser shall have investment discretion with respect to the assets of the series assigned to that Subadviser by SMC.  Consistent with the provisions of the 1940 Act and any applicable  exemption thereto,  SMC
          may  enter  into   Sub-Advisory   Agreements  or  amend   Sub-Advisory
          Agreements  without the approval of the  shareholders  of the effected series.

     (c)  PORTFOLIO TRANSACTIONS AND BROKERAGE.

            (i)  Transactions in portfolio  securities shall be effected by SMC, through brokers or otherwise (including affiliated brokers), in the manner  permitted in this paragraph 4 and in such manner as
                 SMC shall  deem to be in the best  interests  of the Fund after consideration is given to all relevant factors.

           (ii)  In  reaching  a judgment  relative  to the  qualification  of a
                 broker  to  obtain   the  best   execution   of  a   particular
                 transaction, SMC may take into account all relevant factors and circumstances, including the size of any contemporaneous market in such  securities;  the  importance  to the Fund of speed and efficiency of execution;  whether the particular transaction is part of a larger intended  change of portfolio  position in the same  securities;  the execution  capabilities  required by the
                 circumstances  of  the  particular  transaction;   the  capital
                 required by the  transaction;  the overall capital  strength of the broker;  the broker's apparent  knowledge of or familiarity with sources from or to whom such  securities  may be purchased
                 or  sold;   as  well  as  the   efficiency,   reliability   and
                 confidentiality with which the broker has handled the execution of prior similar transactions.

          (iii)  Subject  to  any   statements   concerning  the  allocation  of
                 brokerage  contained in the Fund's  Prospectus  or Statement of
                 Additional  Information,   SMC  is  authorized  to  direct  the
                 execution of portfolio transactions for the Fund to brokers who furnish investment  information or research service to the SMC.
                 Such  allocations  shall be in such amounts and  proportions as
                 SMC may determine.  If the  transaction is directed to a broker
                 providing   brokerage   and  research   services  to  SMC,  the
                 commission  paid for such  transaction  may be in excess of the commission another broker would have charged for effecting that transaction,  if SMC shall have  determined  in good faith that the  commission  is  reasonable in relation to the value of the brokerage and research  services  provided,  viewed in terms of
                 either   that    particular    transaction   or   the   overall
                 responsibilities  of SMC with  respect  to all  accounts  as to which it now or hereafter exercises investment discretion.  For purposes  of the  immediately  preceding  sentence,  "providing
                 brokerage  and  research   services"  shall  have  the  meaning
                 generally  given  such  terms or similar  terms  under  Section
                 28(e)(3) of the Securities Exchange Act of 1934, as amended.

           (iv)  In  the  selection  of  a  broker  for  the  execution  of  any transaction not subject to fixed  commission  rates,  SMC shall have no duty or obligation to seek advance  competitive bidding for  the  most  favorable  negotiated  commission  rate  to  be applicable to such transaction,  or to select any broker solely on the basis of its purported or "posted" commission rates.

            (v)  In connection with  transactions on markets other than national or regional securities  exchanges,  the Fund will deal directly with the selling  principal or market maker  without  incurring charges for the services of a broker on its behalf  unless,  in the best  judgment of SMC,  better  price or  execution  can be obtained by utilizing the services of a broker.

     (d)  LIMITATION  OF LIABILITY  OF SMC WITH RESPECT TO RENDERING  INVESTMENT
          ADVISORY  SERVICES.  So long as SMC shall give the Fund the benefit of its best judgment and effort in rendering investment advisory services hereunder,  SMC shall  not be liable  for any  errors of  judgment  or mistake of law, or for any loss sustained by reason of the adoption of any  investment  policy  or the  purchase,  sale or  retention  of any security  on its  recommendation  shall  have been  based upon its own investigation and research or upon  investigation and research made by any other  individual,  firm or  corporation,  if such  recommendation shall have been made and such other  individual,  firm or  corporation shall  have been  selected  with due care and in good  faith.  Nothing herein contained shall,  however,  be construed to protect SMC against any  liability  to the Fund or its  shareholders  by reason of willful misfeasance,  bad faith or gross  negligence in the performance of its duties or by reason of its reckless  disregard of its  obligations and duties  under this  paragraph  4. As used in this  paragraph  4, "SMC"
          shall include directors, officers and employees of SMC, as well as SMC itself.

 5.  ADMINISTRATIVE AND TRANSFER AGENCY SERVICES.

     (a)  RESPONSIBILITIES  OF SMC.  SMC  will  provide  the Fund  with  general
          administrative,   fund  accounting,   transfer  agency,  and  dividend
          disbursing  services  described  and set forth in  Schedule A attached hereto and made a part of this  Agreement by reference.  SMC agrees to maintain  sufficient  trained  personnel and equipment and supplies to perform such services in conformity with the current Prospectus of the
          Fund and such other  reasonable  standards of  performance as the Fund may from time to time specify,  and otherwise perform such services in an accurate, timely, and efficient manner.

     (b)  INSURANCE. The Fund and SMC agree to procure and maintain,  separately or as joint  insureds with  themselves,  their  directors,  employees, agents and others,  and other investment  companies for which SMC acts as  investment  adviser and  transfer  agent,  a policy or policies of insurance  against  loss arising  from  breaches of trust,  errors and omissions,  and a fidelity bond meeting the  requirements  of the 1940
          Act, in the amounts  and with such  deductibles  as may be agreed upon from time to time. SMC shall be solely  responsible for the payment of premiums due for such policies.

     (c)  REGISTRATION AND COMPLIANCE.

            (i)  SMC  represents  that as of the  date of this  Agreement  it is registered as a transfer agent with the Securities and Exchange
                 Commission ("SEC") pursuant to Subsection 17A of the Securities and  Exchange  Act  of  1934  and  the  rules  and  regulations thereunder, and agrees to maintain said registration and comply with all of the requirements of said Act, rules and regulations so long as this Agreement remains in force.

           (ii)  The  Fund  represents  that  it  is  a  diversified  management investment  company  registered with the SEC in accordance with the 1940 Act and the  rules  and  regulations  thereunder,  and authorized  to sell its shares  pursuant to said Act,  the 1933
                 Act and the rules and regulations thereunder.

     (d)  LIABILITY AND INDEMNIFICATION WITH RESPECT TO RENDERING ADMINISTRATIVE
          AND  TRANSFER  AGENCY  SERVICES.  SMC shall be liable  for any  actual losses,  claims, damages or expenses (including any reasonable counsel
          fees  and   expenses)   resulting   from  SMC's  bad  faith,   willful
          misfeasance,   reckless  disregard  of  its  obligations  and  duties,
          negligence or failure to properly perform any of its  responsibilities or duties  under this  Section 5. SMC shall not be liable and shall be indemnified  and held harmless by the Fund,  for any claim,  demand or action brought against it arising out of or in connection with:

            (i)  The bad faith, willful  misfeasance,  reckless disregard of its duties or  negligence by the Board of Directors of the Fund, or
                 SMC's  acting upon any  instructions  properly  executed or and authorized by the Board of Directors of the Fund;

           (ii)  SMC acting in reliance upon advice given by independent counsel retained by the Board of Directors of the Fund.

          In the  event  that  SMC  requests  the Fund to  indemnify  or hold it harmless hereunder,  SMC shall use its best efforts to inform the Fund of the relevant facts concerning the matter in question. SMC shall use reasonable  care to identify and promptly  notify the Fund  concerning any matter which presents,  or appears likely to present,  a claim for indemnification against the Fund.

          The Fund shall have the  election of  defending  SMC against any claim which may be the subject of  indemnification  hereunder.  In the event the Fund so elects, it will so notify SMC and thereupon the Fund shall take over defenses of the claim,  and if so requested by the Fund, SMC shall incur no further legal or other claims related thereto for which it would be entitled to indemnity  hereunder provided,  however,  that nothing herein contained shall prevent SMC from retaining,  at its own expense,  counsel to defend any claim.  Except  with the Fund's  prior consent,  SMC  shall  in no  event  confess  any  claim  or  make  any compromise  in any matter in which the Fund will be asked to indemnify or hold SMC harmless hereunder.

          PUNITIVE  DAMAGES.  SMC shall not be liable to the Fund,  or any third party,  for punitive,  exemplary,  indirect,  special or consequential damages  (even  if SMC has been  advised  of the  possibility  of such damage) arising from its  obligations and the services  provided under this paragraph 5,  including but not limited to loss of profits,  loss of use of the  shareholder  accounting  system,  cost of  capital  and expenses of substitute facilities, programs or services.

          FORCE   MAJEURE.   Anything  in  this  paragraph  5  to  the  contrary
          notwithstanding,  SMC  shall  not  be  liable  for  delays  or  errors occurring by reason of circumstances beyond its control, including but
          not  limited  to  acts  of  civil  or  military  authority,   national
          emergencies,  work stoppages,  fire, flood,  catastrophe,  earthquake, acts of God,  insurrection,  war, riot,  failure of  communication  or interruption.

     (e)  DELEGATION OF DUTIES. SMC may, at its discretion,  delegate, assign or subcontract any of the duties,  responsibilities and services governed by this agreement, to an affiliated company,  whether or not by formal
          written  agreement,   or  to  any  third  party,  provided  that  such
          arrangement  with a third  party  has been  approved  by the  Board of
          Directors  of  the  Fund.   SMC  shall,   however,   retain   ultimate
          responsibility  to  the  Fund  and  shall  implement  such  reasonable
          procedures   as  may  be  necessary  for  assuring  that  any  duties,
          responsibilities  or services so assigned,  subcontracted or delegated are  performed in  conformity  with the terms and  conditions  of this
          Agreement.

 6.  OTHER  ACTIVITIES NOT  RESTRICTED.  Nothing in this Agreement shall prevent
     SMC or any officer thereof from acting as investment adviser, administrator or transfer agent for any other person,  firm or corporation,  nor shall it in any  way  limit  or  restrict  SMC or  any of its  directors,  officers, stockholders or employees from buying,  selling,  or trading any securities for their own  accounts or for the  accounts of others for whom they may be acting;  provided,  however,  that SMC  expressly  represents  that it will undertake no  activities  which,  in its  judgment,  will conflict with the performance of its obligations to the Fund under this  Agreement.  The Fund acknowledges  that  SMC  acts  as  investment  adviser,  administrator  and transfer agent to other investment companies,  and it expressly consents to
     SMC  acting as such;  provided,  however,  that if in the  opinion  of SMC, particular securities are consistent with the investment objectives of, and desirable  purchases  or sales  for the  portfolios  of one or more of such other investment companies or series of such companies at approximately the same time, such purchases or sales will be made on a proportionate basis if feasible, and if not feasible, then on a rotating or other equitable basis.

 7.  AMENDMENT.  This  Agreement and the schedules  forming a part hereof may be amended at any time, without  shareholder  approval to the extent permitted by applicable law, by a writing signed by each of the parties  hereto.  Any change  in  the  Fund's  registration  statements  or  other  documents  of compliance or in the forms relating to any plan, program or service offered by its current Prospectus which would require a change in SMC's obligations
     hereunder  shall  be  subject  to  SMC's  approval,   which  shall  not  be
     unreasonably withheld.

 8.  DURATION  AND  TERMINATION  OF  AGREEMENT.   This  Agreement  shall  become
     effective on May 1, 2002,  provided that on or before that date it has been approved by the holders of a majority of the outstanding  voting securities of each series of the Fund.  This  Agreement  shall continue in force until
     May 1,  2004,  and  for  successive  12-month  periods  thereafter,  unless terminated,  provided each such  continuance  is  specifically  approved at least  annually  by (a) the  vote of a  majority  of the  entire  Board  of
     Directors of the Fund,  and the vote of a majority of the  directors of the
     Fund who are not parties to this  Agreement or interested  persons (as such terms are defined in the Investment  Company Act of 1940) of any such party cast in person at a meeting of such  directors  called  for the  purpose of voting upon such approval,  or (b) by the vote of the holders of a majority of the outstanding voting securities of each series of the Fund (as defined in the 1940 Act). In the event a majority of the outstanding  shares of one series vote for continuance of the Agreement, it will be continued for that series even though the  Agreement  is not  approved by either a majority of the outstanding  shares of any other series or by a majority of outstanding shares of the Fund.

     Upon this Agreement becoming effective,  any previous Agreement between the
     Fund and SMC  providing  for  investment  advisory,  administrative  and/or transfer agency  services shall  concurrently  terminate,  except that such termination  shall not affect any fees accrued and  guarantees  of expenses with respect to any period prior to termination.

     This  Agreement  may be terminated at any time as to any series of the Fund without payment of any penalty,  by the Fund upon the vote of a majority of the Fund's Board of Directors or, by a majority of the  outstanding  voting securities of the applicable series of the Fund, or by SMC, in each case on sixty (60) days' written notice to the other party.  This  Agreement  shall automatically  terminate  in the event of its  assignment  (as such term is defined in the 1940 Act).

 9.  SEVERABILITY. If any clause or provision of this Agreement is determined to be illegal, invalid or unenforceable under present or future laws effective during the term hereof,  then such clause or provision  shall be considered severed herefrom and the remainder of this Agreement shall continue in full force and effect.

10.  APPLICABLE  LAW.  This  Agreement  shall be  subject  to and  construed  in accordance with the laws of the State of Kansas.

IN WITNESS  WHEREOF,  the parties  hereto have caused this  Agreement to be duly executed by their respective  officers thereto duly authorized on the day, month and year first above written.

                                         SECURITY EQUITY FUND

                                         By
                                                 -------------------------------
                                         Title:  President

ATTEST:

---------------------------------------
Secretary

                                         SECURITY MANAGEMENT COMPANY, LLC

                                         By
                                                 -------------------------------
                                         Title:  President

ATTEST:

---------------------------------------
Secretary

                                   SCHEDULE A
                  INVESTMENT ADVISORY, ADMINISTRATIVE SERVICES
                          AND TRANSFER AGENCY AGREEMENT

     SCHEDULE OF ADMINISTRATIVE AND FUND ACCOUNTING FACILITIES AND SERVICES

Security  Management  Company,  LLC  agrees to  provide  the Fund the  following administrative facilities and services.

1.  FUND AND PORTFOLIO ACCOUNTING

    a.  Maintain Fund General Ledger and Journal.

    b.  Prepare and record disbursements for direct Fund expenses.

    c.  Prepare daily money transfers.

    d.  Reconcile all Fund bank and custodian accounts.

    e.  Assist Fund independent auditors as appropriate.

    f.  Prepare daily projection of available cash balances.

    g.  Record trading activity for purposes of determining net asset values and daily dividend.

    h.  Prepare daily portfolio  evaluation report to value portfolio securities and determine daily accrued income.

    i.  Determine the daily net asset value per share.

    j.  Determine the daily, monthly,  quarterly,  semiannual or annual dividend per share.

    k.  Prepare monthly, quarterly, semiannual and annual financial statements.

    l.  Provide financial information for reports to the Securities and Exchange
        Commission  in  compliance  with the  provisions of the 1940 Act and the
        Securities  Act of 1933,  the  Internal  Revenue  Service  and any other regulatory agencies as required.

    m.  Provide financial,  yield, net asset value, etc. information to NASD and other survey and statistical agencies as instructed by the Fund.

    n.  Report to the Audit Committee of the Board of Directors.

2.  LEGAL

    a.  Provide  registration  and other  administrative  services  necessary to qualify  the  shares  of  the  Fund  for  sale  in  those  jurisdictions determined from time to time by the Fund's Board of Directors  (commonly known as "Blue Sky Registration").

    b.  Provide  registration  with and reports to the  Securities  and Exchange
        Commission  in  compliance  with the  provisions of the 1940 Act and the
        Securities Act of 1933.

    c.  Prepare  and  review  Fund   Prospectus   and  Statement  of  Additional
        Information.

    d.  Prepare  proxy  statements  and  oversee  proxy  tabulation  for  annual meetings.

    e.  Prepare Board materials and maintain minutes of the Board meetings.

    f.  Draft,  review and  maintain  contractual  agreements  between  Fund and
        Investment Adviser, Custodian, Distributor and Transfer Agent.

    g.  Oversee printing of proxy statements, financial reports to shareholders, prospectuses and Statements of Additional Information.

    h.  Provide legal advice and oversight regarding  shareholder  transactions, administrative services,  compliance with contractual agreements and the provision of the 1940 Act and the Securities Act of 1933.

           SCHEDULE OF SHARE TRANSFER AND DIVIDEND DISBURSING SERVICES

Security  Management  Company,  LLC  agrees to  provide  the Fund the  following transfer agency and dividend disbursing services.

 1.  Maintain shareholder accounts, including processing of new accounts.

 2.  Post address  changes and perform other file  maintenance  for  shareholder accounts.

 3.  Post all transactions to the shareholder file, including:

     a.  Direct purchases;
     b.  Wire order purchases;
     c.  Direct redemptions;
     d.  Wire order redemptions;
     e.  Draft redemptions;
     f.  Direct exchanges;
     g.  Transfers;
     h.  Certificate issuances; and
     i.  Certificate deposits.

 4.  Monitor fiduciary processing, insuring accuracy and deduction of fees.

 5.  Prepare daily  reconciliations of shareholder  processing to money movement instructions.

 6.  Handle bounced check  collections.  Immediately  liquidate shares purchased
     and  return  to  the  shareholder   the  check  and   confirmation  of  the
     transaction.

 7.  Issue all checks and stop and replace lost checks.

 8.  Draft clearing services.

     a.  Maintain signature cards and appropriate corporate resolutions.

     b.  Compare the  signature on the check to the  signatures on the signature card for the purpose of paying the face amount of the check only.

     c.  Receive  checks  presented  for  payment  and  liquidate  shares  after verifying account balance.

     d.  Order checks in quantity specified by the Fund for the shareholder.

 9.  Mail confirmations,  checks and/or certificates  resulting from transaction requests to shareholders.

10.  Perform all of the Fund's other mailings, including:

     a.  Dividend and capital gain distributions;
     b.  Semiannual and annual reports;
     c.  1099/year-end shareholder reporting;
     d.  Systematic withdrawal plan payments; and
     e.  Daily confirmations.

11.  Answer  all  service-related  telephone  inquiries  from  shareholders  and others, including:

     a.  General and policy inquiries (research and resolve problems);
     b.  Fund yield inquiries;
     c.  Shareholder  processing  requests  and account  maintenance  changes by telephone as described above;
     d.  Pending requests to correspondence;
     e.  On-line statistical performance of unit; and
     f.  Reports on telephone activity.

12.  Respond to written inquiries (research and resolve problems), including:

     a.  Initiate   shareholder   account    reconciliation    proceeding   when
         appropriate;
     b.  Notify shareholder of bounced investment checks;
     c.  Respond to financial institutions regarding verification of deposit;
     d.  Initiate proceedings regarding lost certificates;
     e.  Respond to complaints and log activities; and
     f.  Correspondence control.

13.  Maintain  and  retrieve all  required  past  history for  shareholders  and provide research capabilities as follows:

     a.  Monitor daily all processing activity to verify back-up documentation;
     b.  Provide exception reports;
     c.  Provide microfilming services; and
     d.  Provide storage, retrieval and archive services.

14.  Prepare materials for annual meetings.

     a.  Address and mail annual proxy and related material.
     b.  Prepare and submit to Fund an affidavit of mailing.
     c.  Furnish  certified  list of  shareholders  (hard copy or microfilm) and inspectors of elections.

15.  Report and remit as necessary for state escheatment requirements.

Approved:  Fund                                 SMC
               -----------------------------       -----------------------------

                                    EXHIBIT B

          MORE INFORMATION ABOUT THE INVESTMENT MANAGER AND DISTRIBUTOR

   SDI is principal underwriter of the Fund. SDI is a wholly-owned subsidiary of
Security Benefit Group, Inc. ("SBG"), a holding company wholly owned by Security
Benefit Life Insurance Company ("SBL"). SMC is a limited liability company owned by its  members,  SBL and SBG.  SBL is wholly  owned by Security  Benefit  Corp.
(except for shares held by the  Directors  of SBL as required by Kansas law) and
Security  Benefit  Corp.  is wholly  owned by Security  Benefit  Mutual  Holding
Company.  The  address of each of the  foregoing  companies  is 700 SW  Harrison
Street, Topeka, Kansas 66636-0001. For the fiscal year ended September 30, 2001,
SDI received $26,607.00 in Class A sales commissions.

   The principal  occupation and position with SMC and the Fund, of each officer and managing member representative of SMC are as follows:

                         EXECUTIVE OFFICERS OF THE FUND

------------------------------------------------------------------------------------------
                                                               POSITION        POSITION
NAME, AGE AND ADDRESS*         PRINCIPAL OCCUPATION            WITH SMC        WITH FUND
------------------------------------------------------------------------------------------
James R. Schmank, 48**   President and Managing Member       President and     President
                         Representative, SMC; Senior Vice   Managing Member   and Director
                         President, Security Benefit        Representative
                         Group, Inc. and Security Benefit
                         Life Insurance Company
------------------------------------------------------------------------------------------
John D. Cleland, 65      Senior Vice President and Managing   Senior Vice     Chairman of
                         Managing Member Representative,     President and     the Board
                         SMC; Senior Vice President,        Managing Member   and Director
                         Security Benefit Group, Inc. and   Representative
                         Security Benefit Life Insurance
                         Company
------------------------------------------------------------------------------------------
Terry A. Milberger, 53   Senior Vice President and Senior     Senior Vice         Vice
                         Portfolio Manager, SMC; Senior        President       President
                         Vice President, Security Benefit     and Senior
                         Group, Inc. and Security Benefit      Portfolio
                         Life Insurance Company                 Manager
------------------------------------------------------------------------------------------
Amy J. Lee, 40           Secretary, SMC; Vice President,       Secretary       Secretary
                         Associate General Counsel and
                         Assistant Secretary, Security
                         Benefit Group, Inc. and Security
                         Benefit Life Insurance Company
------------------------------------------------------------------------------------------
Brenda M. Harwood, 38    Assistant Vice President and        Assistant Vice    Treasurer
                         Treasurer, SMC; Assistant Vice      President and
                         President, Security Benefit          Treasurer
                         Group, Inc. and Security Benefit
                         Life Insurance Company
------------------------------------------------------------------------------------------
Cindy L. Shields, 34     Vice President and Senior          Vice President        Vice
                         Portfolio Manager, SMC; Vice         and Senior       President
                         President and Senior Portfolio        Portfolio
                         Manager, Security Benefit Group,       Manager
                         Inc. and Security Benefit Life
                         Insurance Company
------------------------------------------------------------------------------------------
James P. Schier, 44      Vice President and Senior          Vice President        Vice
                         Portfolio Manager, SMC; Vice         and Senior       President
                         President and Senior Portfolio        Portfolio
                         Manager, Security Benefit Group,       Manager
                         Inc. and Security Benefit Life
                         Insurance Company
------------------------------------------------------------------------------------------
Christopher D.           Assistant Secretary, SMC; Second      Assistant       Assistant
Swickard, 36             Vice President and Assistant          Secretary       Secretary
                         Counsel, Security Benefit Group,
                         Inc. and Security Benefit Life
                         Insurance Company
------------------------------------------------------------------------------------------
 *All located at 700 SW Harrison Street, Topeka, KS 66636-0001 unless otherwise noted.
**Principal executive officer
------------------------------------------------------------------------------------------

   SMC acts as investment adviser for certain other mutual funds with investment objectives  similar to the  investment  objectives  of Equity  Series and Global
Series.  Set forth below are the names of the applicable Series, the name of the other similar mutual fund,  information concerning the similar funds' net assets as of September  30, 2001 and the fees paid to SMC for its services to the other mutual fund (none of which were waived or reimbursed by SMC):

--------------------------------------------------------------------------------
                                                                ANNUAL RATE OF
                                              NET ASSETS OF      COMPENSATION
SERIES OF THE FUND    NAME OF SIMILAR FUND    SIMILAR FUND     FOR SIMILAR FUND
--------------------------------------------------------------------------------
Equity Series          SBL Fund, Series A     $715,420,171          0.75%
--------------------------------------------------------------------------------
Global Series          SBL Fund, Series D     $385,843,225          1.00%
--------------------------------------------------------------------------------

                                    EXHIBIT C

                            CLASS A DISTRIBUTION PLAN
                              SECURITY EQUITY FUND

                                   MAY 1, 2002

This  Distribution  Plan (the "Plan")  constitutes the plan adopted  pursuant to
Rule 12b-1  under the  Investment  Company  Act of 1940,  as amended  (the "1940
Act"), to the extent applicable,  on behalf of the Class A shares of each series of the  Security  Equity Fund (the  "Fund")  set forth on  Schedule A,  attached hereto, as such schedule may be amended from time to time (the "Series").

1.  THE PLAN.  This Plan  provides for the financing by the Fund of the services and  activities  described in Section 2  (hereinafter  called  "distribution services")  on behalf of the Class A shares of each  Series.  The  principal purpose of this Plan is to enable  the Fund to  supplement  expenditures  by
    Security   Distributors,   Inc.,   the   Distributor   of  its  shares  (the
    "Distributor"), for distribution services with respect to the Class A shares of the Series.

    The Board of Directors, in considering whether the Fund should implement the
    Plan, has requested and evaluated such information as it deemed necessary to make an informed  determination as to whether the Plan should be implemented and has considered such pertinent factors as it deemed necessary to form the basis for a decision to use assets of the Series for such purposes.

    In voting to approve the  implementation  of the Plan,  the  Directors  have concluded,  in the  exercise of their  reasonable  business  judgment and in light of their  respective  fiduciary  duties,  that  there is a  reasonable likelihood  that  the  Plan  will  benefit  each  of the  Series  and  their respective shareholders.

2.  DISTRIBUTION SERVICES.

    (a)  The Fund may make payments  under this Plan, or any agreement  relating to  this  Plan  ("Agreement"),  in  connection  with  any  distribution services,  including,  but not limited to, the  following  distribution services:

            (i)  Preparation,  printing and  distribution  of the Prospectus and
                 Statement of Additional  Information and any supplement thereto used in connection  with the offering of the Series'  shares to the public;

           (ii)  Printing   of   additional   copies   of   reports   and  other
                 communications which were prepared by the Fund for distribution to existing  shareholders  for use by the  Distributor as sales literature;

          (iii)  Preparation,  printing  and  distribution  of any  other  sales literature  used in connection with the offering of the Series'
                 shares to the public;

           (iv)  Expenses incurred in advertising,  promoting and selling shares of the Series to the public;

            (v)  Payment  or  reimbursement  of legal and  administrative  costs associated with implementing the Plan;

           (vi)  Any  Shareholder  Service  Fees  paid  by  the  Distributor  to securities  dealers or other  entities  that have  executed  an
                 Agreement with the Distributor.  Shareholder Service Fees shall include fees for account  maintenance  and personal  service to shareholders,  including, but not limited to, answering routine customer inquiries  regarding the Fund,  assisting customers in changing dividend options,  account designations and addresses, and in enrolling into any of several special  investment  plans offered in connection  with the purchase of the Series' Class A shares,  assisting  in the  establishment  and  maintenance  of customer accounts and records and in the processing of purchase and redemption  transactions,  investing  dividends and capital
                 gains   distributions   automatically   in  shares,   providing
                 sub-administration  and/or sub-transfer agency services for the benefit of the Fund and  providing  such other  services as the
                 Fund or the customer may reasonably request;

          (vii)  Commissions to sales personnel for selling shares of the Series and interest expenses related thereto; and

         (viii)  Expenses incurred in promoting sales of shares of the Series by securities  dealers,  including  the  costs of  preparation  of
                 materials  for   presentations,   travel  expenses,   costs  of
                 entertainment,  and other expenses  incurred in connection with promoting sales of Series shares by dealers.

    (b)  Any payments for  distribution  services  shall be made  pursuant to an
         Agreement.  As required  by the Rule,  each  Agreement  relating to the implementation of this Plan shall be in writing and subject to approval and  termination  pursuant to the provisions of Section 6 of this Plan.
         However,  this Plan shall not  obligate  the Fund or any other party to enter into such Agreement.

3.  AGREEMENT WITH DISTRIBUTOR. All payments to the Distributor pursuant to this
    Plan shall be subject to and be made in compliance with a written  agreement between  the  Fund  and the  Distributor  containing  a  provision  that the
    Distributor  shall furnish the Fund with  quarterly  written  reports of the amounts expended and the purposes for which such expenditures were made, and such  other  information  relating  to  such  expenditures  or to the  other distribution  services  undertaken  or  proposed  to be  undertaken  by  the
    Distributor  during such fiscal year under its  Distribution  Agreement with the Fund as the Fund may reasonably request.

4.  LIMITATIONS ON COVERED  EXPENSES.  Each Series may pay as  compensation  for distribution  services  provided  under  Section 2 of this  Plan  (including
    Shareholder  Service Fees), or as reimbursement  for  distribution  services rendered and/or expenses borne, in any fiscal year of the Series a fee equal to  one-quarter  of one  percent  (0.25%) of the Series'  average  daily net assets for such fiscal year.  Except as provided in the next  sentence,  the payments to be paid  pursuant to this Plan shall be  calculated  and accrued daily and paid  monthly or at such other  intervals as the  Directors  shall determine,  subject to any  applicable  restriction  imposed by rules of the
    National Association of Securities Dealers,  Inc. The Distributor may pay to
    the other party to any Agreement a  Shareholder  Service Fee payable (a) for the first  year,  initially,  in any amount  equal to 0.25%  annually of the aggregate  net asset  value of the shares  purchased  by such other  party's customers  or  clients,  and (b) for each  year  thereafter,  quarterly,  in arrears in an amount equal to such percentage (not in excess of .000685% per day or 0.25%  annually) of the  aggregate net asset value of the shares held by such other party's customers or clients at the close of business each day as determined from time to time by the Distributor.

    Payment  of fees  as  compensation  or  reimbursement  for any  distribution service  shall not: (1)  duplicate  payments for the same service  under any other  agreement  or plan  applicable  to a  Series;  or (2)  constitute  an
    admission    that   such    distribution    service    is   a   Rule   12b-1
    distribution-related  service.  In accordance  with Conduct Rule 2830 of the
    National  Association of Securities  Dealers,  Inc., as amended from time to time,  the entire fee payable under the Plan may  constitute a "service fee"
    as that term is defined in Conduct Rule 2830.

5.  INDEPENDENT  DIRECTORS.  While this Plan is in  effect,  the  selection  and nomination  of  Independent  Directors of the Fund shall be committed to the discretion of the  Independent  Directors.  Nothing herein shall prevent the involvement of others in such selection and nomination if the final decision on any such  selection  and  nomination  is  approved  by a majority  of the
    Independent Directors.

6.  EFFECTIVENESS,  CONTINUATION,  TERMINATION AND AMENDMENT. This Plan and each
    Agreement shall go into effect when approved.

    (a)  By vote of the Fund's  Directors,  including the affirmative  vote of a majority  of the  Independent  Directors,  cast in  person at a meeting called for the purpose of voting on the Plan or the Agreement; and

    (b)  If adopted with  respect to a Series  after any public  offering of the
         Series'  Class A shares  or the sale of the  Series'  Class A shares to persons who are not affiliated persons of the Fund,  affiliated persons of such persons,  promoters of the Fund, or affiliated  persons of such
         persons,    the   Plan    (solely    with   respect   to   Rule   12b-1
         distribution-related  activities and/or services) must be approved by a vote of a majority of the outstanding  voting securities of the Class A shares of the Series.

    This Plan and any  Agreements  relating to the  implementation  of this Plan shall,  unless terminated as hereinafter  provided,  continue in effect from year to year only so long as such  continuance is  specifically  approved at least annually by vote of the Fund's  Directors,  including the  affirmative vote of a majority of its Independent Directors, cast in person at a meeting called  for the  purpose  of voting on such  continuance.  This Plan and any
    Agreements  relating to the  implementation  of this Plan may be  terminated with  respect to a Series,  in the case of the Plan,  at any time or, in the case of any  Agreements,  upon not more than sixty (60) days' written notice to any other party to the Agreement by vote of a majority of the Independent
    Directors  or by the vote of the  holders of a majority  of the  outstanding voting securities of the Class A shares of such Series.  Any Agreement shall terminate  automatically in the event it is assigned. Any material amendment to this  Plan  shall  require  approval  by vote  of the  Fund's  Directors, including the affirmative  vote of a majority of the Independent  Directors, cast in  person  at a  meeting  called  for the  purpose  of  voting on such amendment.  The Plan shall not be amended to materially  increase the amount spent  for Rule  12b-1  distribution-related  activities  or  services  with respect  to a  Series  without  approval  by a  vote  of a  majority  of the outstanding voting securities of the Class A shares of the Series.

    In the event this Plan should be terminated by the shareholders or Directors of the Fund, the payments paid to the Distributor pursuant to the Plan up to the date of termination  shall be retained by the Distributor.  Any expenses incurred by the  Distributor  in excess of those  payments  will be the sole responsibility of the Distributor.

7.  RECORDS.  The Fund shall preserve copies of this Plan and any Agreements and all reports made pursuant to Section 3 hereof, for a period of not less than six (6) years from the date of this  Plan,  any such  Agreement  or any such report,  as the case may be,  the first  two  years in an easily  accessible place.

8.  DEFINITIONS. As used in the Plan, (a) the term "Independent Directors" shall mean those Directors of the Fund who are not interested  persons of the Fund and have no direct or indirect  financial  interest in the  operation of the
    Plan or any Agreement, (b) the term "Rule 12b-1  distribution-related" shall mean primarily  intended to result in the sale of Class A shares of a Series for purposes of Rule 12b-1, (c) the terms "affiliated person", "assignment",
    "interested  person",  "promoter"  and "majority of the  outstanding  voting securities" shall have the respective meanings specified in the 1940 Act and the rules and regulations  thereunder,  subject to such exemptions as may be granted by the Securities and Exchange Commission.

                                                                February 1, 2002

                                   SCHEDULE A

1.  Equity Series
2.  Global Series
3.  Mid Cap Value Series
4.  Social Awareness Series

www.securitybenefit.com
[SBG LOGO]
The Security Benefit
Group of Companies
700 SW Harrison St.
Topeka, Kansas 66636-0001

                  NOTICE OF SPECIAL MEETING OF STOCKHOLDERS OF
                    SELECT 25 SERIES OF SECURITY EQUITY FUND
                            TO BE HELD APRIL 17, 2002
                 700 SW HARRISON ST., TOPEKA, KANSAS 66636-0001
                            TELEPHONE 1-800-888-2461

The undersigned hereby appoints John D. Cleland, Donald A. Chubb, Jr., and James
R. Schmank, and each of them, with full power of substitution, as proxies of the undersigned  to  vote  at the  above-stated  meeting,  and  at all  adjournments thereof, all shares of

                    SELECT 25 SERIES OF SECURITY EQUITY FUND

held by the undersigned at the Special Meeting of Stockholders of the Fund to be
held at 9:30 AM,  local  time,  on April 17,  2002,  at Security  Benefit  Group
Building,  700  SW  Harrison  Street,  Topeka,  Kansas  66636-0001,  and  at any
adjournment  thereof,  in the manner  directed below with respect to the matters referred to in the proxy  statement for the meeting,  receipt of which is hereby acknowledged,  and in the proxies'  discretion,  upon such other  matters as may properly come before the meeting or any adjournment thereof.

In order to avoid the additional  expense of further  solicitation to your Fund, we  strongly  urge you to review,  complete,  and return  your ballot as soon as possible. Your vote is important regardless of the number of shares you own. The
Board of Directors recommends a vote for each of the following proposals.  These
voting   instructions  will  be  voted  as  specified  and  in  the  absence  of specification will be treated as granting authority to vote "FOR" each proposal.

TO VOTE BY TELEPHONE

1)  Read the Proxy Statement and have the proxy card below at hand.
2)  Call 1-800-690-6903
3)  Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1)  Read the Proxy Statement and have the proxy card below at hand.
2)  Go to Website www.proxyvote.com
3)  Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY MAIL

1)  Read the Proxy Statement.
2)  Check the appropriate boxes on the proxy card below.
3)  Sign and date the proxy card.
4)  Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN
BLUE OR BLACK INK AS FOLLOWS:     SCURTY     KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
--------------------------------------------------------------------------------
SELECT 25 SERIES OF SECURITY EQUITY FUND

IMPORTANT: STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT IN PERSON AT THE MEETING
ARE REQUESTED TO MARK,  DATE,  SIGN AND RETURN THE ENCLOSED PROXY CARD(S) TO THE
FUND, OR OTHERWISE VOTE THEIR SHARES, AS EARLY AS POSSIBLE.

VOTE ON PROPOSALS
                                                         FOR   AGAINST   ABSTAIN

1.  To approve a proposal to change Select 25 Series
    from a diversified to a non-diversified fund.        |_|     |_|       |_|

   To transact  such other  business as may properly  come before the Meeting or any adjournments thereof, and to adjourn the Meeting from time to time.

   THERE IS  ENCLOSED  A PROXY  FORM  SOLICITED  BY THE  BOARD OF  DIRECTORS  OF
SECURITY  EQUITY  FUND.  ANY  FORM OF  PROXY  THAT  IS  EXECUTED  AND  RETURNED,
NEVERTHELESS MAY BE REVOKED PRIOR TO ITS USE. ALL SUCH PROXIES PROPERLY EXECUTED
AND RECEIVED IN TIME WILL BE VOTED AT THE MEETING.

                                           By order of the Board of Directors of
                                           Security Equity Fund,
Topeka, Kansas                             AMY J. LEE
March ____, 2002                           Secretary

NOTE:  Please sign  exactly as the name  appears on this card.  EACH joint owner must sign the proxy. When signing as executor, administrator,  attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a  corporation,  please give the FULL  corporate  name and indicate the signer's office. If a partner, please sign in the partnership name.

-------------------------------------------    ---------------------------------
Signature (PLEASE SIGN WITHIN BOX)     Date    Signature (Joint Owners)     Date

--------------------------------------------------------------------------------

www.securitybenefit.com
[SBG LOGO]
The Security Benefit
Group of Companies
700 SW Harrison St.
Topeka, Kansas 66636-0001

                  NOTICE OF SPECIAL MEETING OF STOCKHOLDERS OF
                      EQUITY SERIES OF SECURITY EQUITY FUND
                            TO BE HELD APRIL 17, 2002
                 700 SW HARRISON ST., TOPEKA, KANSAS 66636-0001
                            TELEPHONE 1-800-888-2461

The undersigned hereby appoints John D. Cleland, Donald A. Chubb, Jr., and James
R. Schmank, and each of them, with full power of substitution, as proxies of the undersigned  to  vote  at the  above-stated  meeting,  and  at all  adjournments thereof, all shares of

                      EQUITY SERIES OF SECURITY EQUITY FUND

held by the undersigned at the Special Meeting of Stockholders of the Fund to be
held at 9:30 AM,  local  time,  on April 17,  2002,  at Security  Benefit  Group
Building,  700  SW  Harrison  Street,  Topeka,  Kansas  66636-0001,  and  at any
adjournment  thereof,  in the manner  directed below with respect to the matters referred to in the proxy  statement for the meeting,  receipt of which is hereby acknowledged,  and in the proxies'  discretion,  upon such other  matters as may properly come before the meeting or any adjournment thereof.

In order to avoid the additional  expense of further  solicitation to your Fund, we  strongly  urge you to review,  complete,  and return  your ballot as soon as possible. Your vote is important regardless of the number of shares you own. The
Board of Directors recommends a vote for each of the following proposals.  These
voting   instructions  will  be  voted  as  specified  and  in  the  absence  of specification will be treated as granting authority to vote "FOR" each proposal.

TO VOTE BY TELEPHONE

1)  Read the Proxy Statement and have the proxy card below at hand.
2)  Call 1-800-690-6903
3)  Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1)  Read the Proxy Statement and have the proxy card below at hand.
2)  Go to Website www.proxyvote.com
3)  Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY MAIL

1)  Read the Proxy Statement.
2)  Check the appropriate boxes on the proxy card below.
3)  Sign and date the proxy card.
4)  Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN
BLUE OR BLACK INK AS FOLLOWS:     SCURT2     KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
--------------------------------------------------------------------------------
EQUITY SERIES OF SECURITY EQUITY FUND

IMPORTANT: STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT IN PERSON AT THE MEETING
ARE REQUESTED TO MARK,  DATE,  SIGN AND RETURN THE ENCLOSED PROXY CARD(S) TO THE
FUND, OR OTHERWISE VOTE THEIR SHARES, AS EARLY AS POSSIBLE.

VOTE ON PROPOSALS
                                                         FOR   AGAINST   ABSTAIN

1.  To approve an amendment to the Fund's Investment
    Management and Services Agreement,  on behalf of
    Equity Series, with Security Management Company,
    LLC.                                                 |_|     |_|       |_|

2.  To approve  adoption  of a Class A  Distribution
    Plan for the Equity  Series of the Fund.             |_|     |_|       |_|

   To transact  such other  business as may properly  come before the Meeting or any adjournments thereof, and to adjourn the Meeting from time to time.

   THERE IS  ENCLOSED  A PROXY  FORM  SOLICITED  BY THE  BOARD OF  DIRECTORS  OF
SECURITY  EQUITY  FUND.  ANY  FORM OF  PROXY  THAT  IS  EXECUTED  AND  RETURNED,
NEVERTHELESS MAY BE REVOKED PRIOR TO ITS USE. ALL SUCH PROXIES PROPERLY EXECUTED
AND RECEIVED IN TIME WILL BE VOTED AT THE MEETING.

                                           By order of the Board of Directors of
                                           Security Equity Fund,
Topeka, Kansas                             AMY J. LEE
March ____, 2002                           Secretary

NOTE:  Please sign  exactly as the name  appears on this card.  EACH joint owner must sign the proxy. When signing as executor, administrator,  attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a  corporation,  please give the FULL  corporate  name and indicate the signer's office. If a partner, please sign in the partnership name.

-------------------------------------------    ---------------------------------
Signature (PLEASE SIGN WITHIN BOX)     Date    Signature (Joint Owners)     Date

--------------------------------------------------------------------------------

www.securitybenefit.com
[SBG LOGO]
The Security Benefit
Group of Companies
700 SW Harrison St.
Topeka, Kansas 66636-0001

                  NOTICE OF SPECIAL MEETING OF STOCKHOLDERS OF
                      GLOBAL SERIES OF SECURITY EQUITY FUND
                            TO BE HELD APRIL 17, 2002
                 700 SW HARRISON ST., TOPEKA, KANSAS 66636-0001
                            TELEPHONE 1-800-888-2461

The undersigned hereby appoints John D. Cleland, Donald A. Chubb, Jr., and James
R. Schmank, and each of them, with full power of substitution, as proxies of the undersigned  to  vote  at the  above-stated  meeting,  and  at all  adjournments thereof, all shares of

                      GLOBAL SERIES OF SECURITY EQUITY FUND

held by the undersigned at the Special Meeting of Stockholders of the Fund to be
held at 9:30 AM,  local  time,  on April 17,  2002,  at Security  Benefit  Group
Building,  700  SW  Harrison  Street,  Topeka,  Kansas  66636-0001,  and  at any
adjournment  thereof,  in the manner  directed below with respect to the matters referred to in the proxy  statement for the meeting,  receipt of which is hereby acknowledged,  and in the proxies'  discretion,  upon such other  matters as may properly come before the meeting or any adjournment thereof.

In order to avoid the additional  expense of further  solicitation to your Fund, we  strongly  urge you to review,  complete,  and return  your ballot as soon as possible. Your vote is important regardless of the number of shares you own. The
Board of Directors recommends a vote for each of the following proposals.  These
voting   instructions  will  be  voted  as  specified  and  in  the  absence  of specification will be treated as granting authority to vote "FOR" each proposal.

TO VOTE BY TELEPHONE

1)  Read the Proxy Statement and have the proxy card below at hand.
2)  Call 1-800-690-6903
3)  Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1)  Read the Proxy Statement and have the proxy card below at hand.
2)  Go to Website www.proxyvote.com
3)  Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY MAIL

1)  Read the Proxy Statement.
2)  Check the appropriate boxes on the proxy card below.
3)  Sign and date the proxy card.
4)  Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN
BLUE OR BLACK INK AS FOLLOWS:     SCURT3     KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
--------------------------------------------------------------------------------
GLOBAL SERIES OF SECURITY EQUITY FUND

IMPORTANT: STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT IN PERSON AT THE MEETING
ARE REQUESTED TO MARK,  DATE,  SIGN AND RETURN THE ENCLOSED PROXY CARD(S) TO THE
FUND, OR OTHERWISE VOTE THEIR SHARES, AS EARLY AS POSSIBLE.

VOTE ON PROPOSALS
                                                         FOR   AGAINST   ABSTAIN

1.  To approve an amendment to the Fund's Investment
    Management and Services Agreement,  on behalf of
    Global Series, with Security Management Company,
    LLC.                                                 |_|     |_|       |_|

2.  To approve  adoption  of a Class A  Distribution
    Plan for the Global  Series of the Fund.             |_|     |_|       |_|

   To transact  such other  business as may properly  come before the Meeting or any adjournments thereof, and to adjourn the Meeting from time to time.

   THERE IS  ENCLOSED  A PROXY  FORM  SOLICITED  BY THE  BOARD OF  DIRECTORS  OF
SECURITY  EQUITY  FUND.  ANY  FORM OF  PROXY  THAT  IS  EXECUTED  AND  RETURNED,
NEVERTHELESS MAY BE REVOKED PRIOR TO ITS USE. ALL SUCH PROXIES PROPERLY EXECUTED
AND RECEIVED IN TIME WILL BE VOTED AT THE MEETING.

                                           By order of the Board of Directors of
                                           Security Equity Fund,
Topeka, Kansas                             AMY J. LEE
March ____, 2002                           Secretary

NOTE:  Please sign  exactly as the name  appears on this card.  EACH joint owner must sign the proxy. When signing as executor, administrator,  attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a  corporation,  please give the FULL  corporate  name and indicate the signer's office. If a partner, please sign in the partnership name.

-------------------------------------------    ---------------------------------
Signature (PLEASE SIGN WITHIN BOX)     Date    Signature (Joint Owners)     Date

--------------------------------------------------------------------------------

www.securitybenefit.com
[SBG LOGO]
The Security Benefit
Group of Companies
700 SW Harrison St.
Topeka, Kansas 66636-0001

                  NOTICE OF SPECIAL MEETING OF STOCKHOLDERS OF
                  MID CAP VALUE SERIES OF SECURITY EQUITY FUND
                            TO BE HELD APRIL 17, 2002
                 700 SW HARRISON ST., TOPEKA, KANSAS 66636-0001
                            TELEPHONE 1-800-888-2461

The undersigned hereby appoints John D. Cleland, Donald A. Chubb, Jr., and James
R. Schmank, and each of them, with full power of substitution, as proxies of the undersigned  to  vote  at the  above-stated  meeting,  and  at all  adjournments thereof, all shares of

                  MID CAP VALUE SERIES OF SECURITY EQUITY FUND

held by the undersigned at the Special Meeting of Stockholders of the Fund to be
held at 9:30 AM,  local  time,  on April 17,  2002,  at Security  Benefit  Group
Building,  700  SW  Harrison  Street,  Topeka,  Kansas  66636-0001,  and  at any
adjournment  thereof,  in the manner  directed below with respect to the matters referred to in the proxy  statement for the meeting,  receipt of which is hereby acknowledged,  and in the proxies'  discretion,  upon such other  matters as may properly come before the meeting or any adjournment thereof.

In order to avoid the additional  expense of further  solicitation to your Fund, we  strongly  urge you to review,  complete,  and return  your ballot as soon as possible. Your vote is important regardless of the number of shares you own. The
Board of Directors recommends a vote for each of the following proposals.  These
voting   instructions  will  be  voted  as  specified  and  in  the  absence  of specification will be treated as granting authority to vote "FOR" each proposal.

TO VOTE BY TELEPHONE

1)  Read the Proxy Statement and have the proxy card below at hand.
2)  Call 1-800-690-6903
3)  Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1)  Read the Proxy Statement and have the proxy card below at hand.
2)  Go to Website www.proxyvote.com
3)  Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY MAIL

1)  Read the Proxy Statement.
2)  Check the appropriate boxes on the proxy card below.
3)  Sign and date the proxy card.
4)  Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN
BLUE OR BLACK INK AS FOLLOWS:     SCURT4     KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
--------------------------------------------------------------------------------
MID CAP VALUE SERIES OF SECURITY EQUITY FUND

IMPORTANT: STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT IN PERSON AT THE MEETING
ARE REQUESTED TO MARK,  DATE,  SIGN AND RETURN THE ENCLOSED PROXY CARD(S) TO THE
FUND, OR OTHERWISE VOTE THEIR SHARES, AS EARLY AS POSSIBLE.

VOTE ON PROPOSALS
                                                         FOR   AGAINST   ABSTAIN

1.  To approve  adoption  of a Class A  Distribution
    Plan for the Mid Cap  Value  Series of the Fund.     |_|     |_|       |_|

   To transact  such other  business as may properly  come before the Meeting or any adjournments thereof, and to adjourn the Meeting from time to time.

   THERE IS  ENCLOSED  A PROXY  FORM  SOLICITED  BY THE  BOARD OF  DIRECTORS  OF
SECURITY  EQUITY  FUND.  ANY  FORM OF  PROXY  THAT  IS  EXECUTED  AND  RETURNED,
NEVERTHELESS MAY BE REVOKED PRIOR TO ITS USE. ALL SUCH PROXIES PROPERLY EXECUTED
AND RECEIVED IN TIME WILL BE VOTED AT THE MEETING.

                                           By order of the Board of Directors of
                                           Security Equity Fund,
Topeka, Kansas                             AMY J. LEE
March ____, 2002                           Secretary

NOTE:  Please sign  exactly as the name  appears on this card.  EACH joint owner must sign the proxy. When signing as executor, administrator,  attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a  corporation,  please give the FULL  corporate  name and indicate the signer's office. If a partner, please sign in the partnership name.

-------------------------------------------    ---------------------------------
Signature (PLEASE SIGN WITHIN BOX)     Date    Signature (Joint Owners)     Date

--------------------------------------------------------------------------------

www.securitybenefit.com
[SBG LOGO]
The Security Benefit
Group of Companies
700 SW Harrison St.
Topeka, Kansas 66636-0001

                  NOTICE OF SPECIAL MEETING OF STOCKHOLDERS OF
                 SOCIAL AWARENESS SERIES OF SECURITY EQUITY FUND
                            TO BE HELD APRIL 17, 2002
                 700 SW HARRISON ST., TOPEKA, KANSAS 66636-0001
                            TELEPHONE 1-800-888-2461

The undersigned hereby appoints John D. Cleland, Donald A. Chubb, Jr., and James
R. Schmank, and each of them, with full power of substitution, as proxies of the undersigned  to  vote  at the  above-stated  meeting,  and  at all  adjournments thereof, all shares of

                 SOCIAL AWARENESS SERIES OF SECURITY EQUITY FUND

held by the undersigned at the Special Meeting of Stockholders of the Fund to be
held at 9:30 AM,  local  time,  on April 17,  2002,  at Security  Benefit  Group
Building,  700  SW  Harrison  Street,  Topeka,  Kansas  66636-0001,  and  at any
adjournment  thereof,  in the manner  directed below with respect to the matters referred to in the proxy  statement for the meeting,  receipt of which is hereby acknowledged,  and in the proxies'  discretion,  upon such other  matters as may properly come before the meeting or any adjournment thereof.

In order to avoid the additional  expense of further  solicitation to your Fund, we  strongly  urge you to review,  complete,  and return  your ballot as soon as possible. Your vote is important regardless of the number of shares you own. The
Board of Directors recommends a vote for each of the following proposals.  These
voting   instructions  will  be  voted  as  specified  and  in  the  absence  of specification will be treated as granting authority to vote "FOR" each proposal.

TO VOTE BY TELEPHONE

1)  Read the Proxy Statement and have the proxy card below at hand.
2)  Call 1-800-690-6903
3)  Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1)  Read the Proxy Statement and have the proxy card below at hand.
2)  Go to Website www.proxyvote.com
3)  Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY MAIL

1)  Read the Proxy Statement.
2)  Check the appropriate boxes on the proxy card below.
3)  Sign and date the proxy card.
4)  Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN
BLUE OR BLACK INK AS FOLLOWS:     SCURT5     KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
--------------------------------------------------------------------------------
SOCIAL AWARENESS SERIES OF SECURITY EQUITY FUND

IMPORTANT: STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT IN PERSON AT THE MEETING
ARE REQUESTED TO MARK,  DATE,  SIGN AND RETURN THE ENCLOSED PROXY CARD(S) TO THE
FUND, OR OTHERWISE VOTE THEIR SHARES, AS EARLY AS POSSIBLE.

VOTE ON PROPOSALS
                                                         FOR   AGAINST   ABSTAIN

1.  To approve  adoption  of a Class A  Distribution
    Plan  for the  Social  Awareness  Series  of the
    Fund.                                                |_|     |_|       |_|

   To transact  such other  business as may properly  come before the Meeting or any adjournments thereof, and to adjourn the Meeting from time to time.

   THERE IS  ENCLOSED  A PROXY  FORM  SOLICITED  BY THE  BOARD OF  DIRECTORS  OF
SECURITY  EQUITY  FUND.  ANY  FORM OF  PROXY  THAT  IS  EXECUTED  AND  RETURNED,
NEVERTHELESS MAY BE REVOKED PRIOR TO ITS USE. ALL SUCH PROXIES PROPERLY EXECUTED
AND RECEIVED IN TIME WILL BE VOTED AT THE MEETING.

                                           By order of the Board of Directors of
                                           Security Equity Fund,
Topeka, Kansas                             AMY J. LEE
March ____, 2002                           Secretary

NOTE:  Please sign  exactly as the name  appears on this card.  EACH joint owner must sign the proxy. When signing as executor, administrator,  attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a  corporation,  please give the FULL  corporate  name and indicate the signer's office. If a partner, please sign in the partnership name.

-------------------------------------------    ---------------------------------
Signature (PLEASE SIGN WITHIN BOX)     Date    Signature (Joint Owners)     Date

--------------------------------------------------------------------------------